UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to [Section] 240.14a-12

(Name of Registrant as Specified In Its Charter)

Artisan Partners Funds, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

September 23, 2013

ARTISAN FUNDS

Dear Shareholder:

A special meeting of shareholders of Artisan Partners Funds, Inc. (“Artisan Funds” and each of its respective series, a “Fund”) will be held on November 12, 2013 to vote on important proposals that affect the Funds. Please read the enclosed materials and cast your vote.

We are asking you to consider and vote on the following proposals: (1) to elect six directors of Artisan Funds, including one nominee who is not currently a director; and (2) to approve the amended and restated investment advisory agreement between Artisan Partners Limited Partnership (the “Investment Adviser”) and Artisan Funds on behalf of each Fund.

Importantly, the board of directors of Artisan Funds has considered the proposals and determined that they are in the best interests of the Funds, and unanimously recommends that you vote “FOR” the proposals. However, before you vote, please read the full text of the enclosed proxy statement for an explanation of the proposals.

You can vote in one of four ways:

¡	Over the Internet through the website listed on the proxy card,

¡	By telephone, using the toll-free number listed on the proxy card,

¡	By mail, using the enclosed proxy card — be sure to sign, date and return the proxy card in the enclosed postage-paid envelope, or

¡	In person at the shareholder meeting on November 12, 2013.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card.

Your vote is extremely important. If you have questions, please call Okapi Partners, the proxy solicitor, toll-free at (877) 279-2311.

We appreciate your participation and prompt response in this matter and thank you for investing with Artisan Funds.

Sincerely,

/s/ Eric R. Colson
Eric R. Colson
President

ARTISAN FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 12, 2013

Artisan Emerging Markets Fund	Artisan International Small Cap Fund
Artisan Global Equity Fund	Artisan International Value Fund
Artisan Global Opportunities Fund	Artisan Mid Cap Fund
Artisan Global Small Cap Fund	Artisan Mid Cap Value Fund
Artisan Global Value Fund	Artisan Small Cap Fund
Artisan International Fund	Artisan Small Cap Value Fund
Artisan Value Fund

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Artisan Partners Funds, Inc. (“Artisan Funds” or the “Corporation”) and each of its respective series listed above (each, a “Fund” and collectively, the “Funds”) will be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on November 12, 2013 at 2:00 p.m. Central Time for the purposes listed below:

Proposal Summary	Fund(s) Voting on the Proposal

1. Election of Directors	All Funds

2. Approval of amended and restated investment advisory agreement between Artisan Partners Limited Partnership and the Corporation on behalf of each Fund	Each Fund will vote separately

3. Transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof	All Funds

After careful consideration, the board of directors of the Corporation (the “Board” or the “Directors”) unanimously recommends that shareholders vote “FOR” Proposals 1 and 2.

Shareholders of record at the close of business on September 6, 2013 are entitled to notice of, and to vote at, the Meeting, even if shareholders no longer own shares.

We call your attention to the accompanying proxy statement. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting. Please call Okapi Partners, the proxy solicitor, toll-free at (877) 279-2311 if you have any questions relating to attending the Meeting in person or your vote instructions.

By Order of the Board of Directors,

/s/ Sarah A. Johnson
Sarah A. Johnson Secretary

i

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving these proxy materials because you have the right to vote on important proposals concerning Artisan Funds. The proposals are described below.

Q.	What are the proposals about?

A.	This Proxy Statement presents two proposals. Shareholders of all Funds are being asked to vote on all proposals.

Proposal 1

This proposal relates to the election of directors (each, a “Nominee”) to the Board of the Corporation. Andrew A. Ziegler, a current interested Director of the Corporation, has decided to retire as a Director by the end of 2013, and his retirement will create a vacancy on the Board. You are, therefore, being asked to elect one new successor Nominee, Eric R. Colson, who would be an interested Director of the Corporation and, because the terms of the incumbent Directors will terminate at the Meeting, you are also being asked to re-elect the incumbent Directors (the “Incumbent Director Nominees”), other than Mr. Ziegler. The Incumbent Director Nominees are David A. Erne, Gail L. Hanson, Thomas R. Hefty, Patrick S. Pittard and R. Scott Trumbull. The Board recommends that you vote “FOR” this Proposal 1. Shareholders of the Funds have the option of voting on the election of each Nominee separately.

Proposal 2

This proposal relates to the approval of the amended and restated investment advisory agreement (the “Amended and Restated Advisory Agreement”) between Artisan Partners Limited Partnership (the “Investment Adviser”), the Funds’ investment adviser, and the Corporation on behalf of each Fund. The approval of the Amended and Restated Advisory Agreement is required in part as a result of certain anticipated changes to the indirect ownership of the Investment Adviser. In March 2013, in connection with its initial public offering (the “IPO”), Artisan Partners Asset Management Inc. (“APAM”) replaced Artisan Investment Corporation (“AIC”) as the general partner of

Artisan Partners Holdings LP (“Artisan Holdings”), the parent company of the Investment Adviser. At the time of the IPO, AIC entered into a stockholders agreement (the “Stockholders Agreement”) with certain other shareholders of APAM that provided AIC’s designee on a three-person stockholders committee with control over a majority of the voting power of APAM. Therefore, the replacement of AIC by APAM as the general partner of Artisan Holdings did not result in a “change of control” of the Investment Adviser. However, it is expected that no later than March 12, 2014 (which is the first anniversary of the IPO), the AIC designee will be replaced by a new third member of the stockholders committee who will be selected by the other two members (currently, Eric R. Colson, President and Chief Executive Officer of APAM, and Daniel J. O’Keefe, a portfolio manager on the Investment Adviser’s Global Value team). At the time the AIC designee is replaced, AIC will surrender its designee’s authority to vote the shares of APAM subject to the Stockholders Agreement (the “Covered Shares”), and the three-person stockholders committee, acting by majority vote, will obtain the power to vote the Covered Shares (the “Transition”). The Transition will result in a change of control of the Investment Adviser, and therefore, an “assignment” of the current investment advisory agreements for each Fund (the “Current Advisory Agreements”).

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement terminates automatically in the event of its assignment. Therefore, your Fund’s Current Advisory Agreement with the Investment Adviser is expected to terminate upon the completion of the Transition described above. Accordingly, you are being asked to approve the Amended and Restated Advisory Agreement with respect to your Fund to be effective upon shareholder approval and completion of the Transition (regardless of the order in which those events occur, although it is expected that the shareholder meeting will take place prior to completion of the Transition). Such approval will enable the Investment Adviser to continue to provide investment advisory services to the Funds without interruption. Certain other changes to the existing terms of the advisory arrangements are also being proposed to standardize, clarify and modernize various provisions of the Current Advisory Agreements. Shareholders of each Fund will vote separately.

If the Amended and Restated Advisory Agreement is approved, it will continue through June 30, 2015 and for subsequent one-year terms thereafter so long as such continuance is approved in a manner consistent with the 1940 Act. If the Amended and Restated Advisory Agreement is not approved for a Fund, the Board will evaluate other short- and long-term options permitted by law, which could include an interim investment advisory agreement of limited duration for that Fund. The Board recommends that you vote “FOR” this Proposal 2.

Q.	How did the IPO affect the Investment Adviser?

A.	The IPO did not result in any changes in the management or operation of the investment advisory functions performed by the Investment Adviser with respect to the Funds, including any changes in the personnel engaged in the day-to-day investment management of the Funds or the investment style, philosophy or strategy of the Funds. The IPO has not caused any reduction in the quality of services now provided to any of the Funds and has not had any adverse effect on the Investment Adviser’s ability to fulfill its obligations to the Funds under the investment advisory agreements for the Funds. Although the IPO did not result in a change of control of the Investment Adviser, the Transition (as discussed below) will result in a change of control of the Investment Adviser.

Q.	How will the Transition affect the Investment Adviser?

A.	The Transition will not result in any changes in the management or operation of the investment advisory functions performed by the Investment Adviser with respect to the Funds, including any changes in the personnel engaged in the day-to-day investment management of the Funds or the investment style, philosophy or strategy of the Funds.

Q.	How does the Amended and Restated Advisory Agreement differ from your Fund’s Current Advisory Agreements?

A.	Given the need for new investment advisory agreements to replace the Current Advisory Agreements upon their termination, the Board and the Investment Adviser decided to take the opportunity to standardize, clarify and modernize various provisions of the Current Advisory Agreements. Because the Current Advisory Agreements, one for each of the thirteen series of Artisan Funds, were implemented at different times over the course of many years, the Current Advisory Agreements differ in some cases from Fund to Fund and some of the Current Advisory Agreements contain outdated provisions. The Directors believe that this standardization, and the combination of all the Current Advisory Agreements into a single Amended and Restated Advisory Agreement for all the Funds, will benefit the Funds by eliminating outdated provisions, making the administration of the Funds more efficient and providing more flexibility for the operations of the Funds, within the limits of applicable law.

Q.	Will your Fund’s total advisory fees change?

A.	There is no change in the rate of the advisory fees that each of the Funds will pay to the Investment Adviser under the Amended and Restated Advisory Agreement.

Q.	Will your Fund’s total expenses change?

A.	The Transition is not expected to result in any increase of your Fund’s total expenses. Under the proposed Amended and Restated Advisory Agreement, however, certain expenses relating to the determination of daily price computations currently borne by the Investment Adviser will be borne by the Funds. Specifically, expenses that are currently borne by the Investment Adviser and that total approximately $60,000 annually will be borne in the future by Artisan Emerging Markets Fund, Artisan Global Value Fund, Artisan International Fund, Artisan Small Cap Fund and Artisan Value Fund (the “Five Funds”). This change would increase the gross expense ratio of each of the Five Funds by less than 0.01%.

Q.	When is the Meeting?

A.	The enclosed proxy is being solicited for use at the special meeting of shareholders to be held on November 12, 2013 (the “Meeting”) at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 at 2:00 p.m. Central Time, and, if the Meeting is adjourned or postponed, at any postponed or adjourned session, for the purposes stated in the Notice of Special Meeting of Shareholders.

Q.	Who will bear the costs of soliciting proxies and the Meeting?

A.	The Investment Adviser will be responsible for 100% of the cost of the Meeting and any adjournment(s) or postponement(s) thereof, including the costs of retaining Okapi Partners, preparing and mailing the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” Proposals 1 and 2. Please see the sections of the proxy materials discussing each proposal for a discussion of the Board’s considerations in making such recommendations.

Q.	Why am I receiving information about Funds I do not own?

A.	Proposals 1 and 2 are relevant to all of the Funds, and management of the Funds has concluded that it is cost-effective to hold the Meeting concurrently for all of the Funds. Shares of all the Funds will vote in the aggregate and not separately by Fund with respect to Proposal 1 (election of Directors). Shares of the Funds will vote separately by Fund on Proposal 2 (amended and restated investment advisory agreement).

v

Q.	What vote is required to approve the proposals?

A.	With respect to Proposal 1, the election of Directors, an affirmative vote of the holders of a plurality of the Corporation’s shares present at the Meeting, either in person or by proxy, is required to elect each individual nominated as a Director.

To be approved with respect to a particular Fund, Proposal 2 must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

Q.	How do I place my vote?

A.	You may provide a Fund with your vote by mail using the enclosed proxy card, over the Internet by following the instructions on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call Okapi Partners, the proxy solicitor, toll-free at (877) 279-2311.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call Okapi Partners, the proxy solicitor, toll-free at (877) 279-2311.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

PROMPT VOTING IS REQUESTED

APPENDICES

ARTISAN FUNDS

PROXY STATEMENT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 12, 2013

This Proxy Statement and enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of Artisan Funds. The proxies are being solicited for use at a special meeting of shareholders of the Corporation to be held at 2:00 p.m. on November 12, 2013 at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 Central Time, and at any and all adjournments or postponements thereof.

This Proxy Statement and the accompanying notice and the proxy card are being first mailed to shareholders on or about September 23, 2013.

The Board has determined that the use of this Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the Funds. You are entitled to vote at the Meeting of each Fund of which you are a shareholder as of the close of business on September 6, 2013 (the “Record Date”), even if you no longer own shares.

If you have any questions about the proposals or about voting, please call Okapi Partners, the proxy solicitor, at (877) 279-2311.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON NOVEMBER 12, 2013

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at the website listed on your proxy card. In addition, shareholders can find important information about each Fund in the Fund’s most recent shareholder reports, which are available, without charge, by writing to the Corporation, by calling (800) 344-1770, or at www.artisanfunds.com.

1

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has proposed the following six Nominees for election by shareholders, each to hold office for an indefinite term until the next annual meeting of shareholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal: David A. Erne, Gail L. Hanson, Thomas R. Hefty, Patrick S. Pittard, R. Scott Trumbull and Eric R. Colson. Messrs. Erne, Hefty, Pittard, Trumbull and Ms. Hanson are collectively referred to herein as the “Incumbent Director Nominees.” Each of the Nominees has consented to serve as a Director. Certain biographical and other information relating to the Nominees, including each Nominee’s experience, qualifications, attributes and skills for Board membership, is set forth below. Five of the Nominees would be Independent Directors (meaning that they would not be considered “interested persons” as defined in the 1940 Act) and one of the Nominees, Mr. Colson, would be an Interested Director (meaning that he is considered an “interested person” as defined in the 1940 Act) of the Corporation due to the fact that he is Chief Executive Officer and President of the Corporation, and Managing Director, Chief Executive Officer and President of the Investment Adviser. Messrs. Erne, Hefty, Pittard and Trumbull and Ms. Hanson are Independent Director incumbents who were previously elected by shareholders in 2012. On August 13, 2013, the members of the Corporation’s governance and nominating committee (described below) nominated the Incumbent Director Nominees and Mr. Colson, and also on August 13, 2013, the Board voted to submit the Incumbent Director Nominees and Mr. Colson to a vote of shareholders of the Corporation. The Board knows of no reason why any of these Nominees would be unable to serve.

Reason for the Proposal

Andrew A. Ziegler, a current interested Director of the Corporation, has decided to retire as a Director by the end of 2013, and his retirement will create a vacancy on the Board. To fill such vacancy, the Board has nominated and submitted to a vote of shareholders of the Corporation Mr. Colson, to serve as an Interested Director. Further, the Board has considered it appropriate that all of the current Directors, other than Mr. Ziegler, stand for re-election because the Corporation’s Bylaws indicate that when a shareholder meeting is called for the purpose of electing directors the entire board shall stand for election by the shareholders of the Corporation.

Information about the Board and the Nominees

The Board has overall responsibility for the conduct of the affairs of the Corporation. The Board’s role is one of oversight, rather than active management. This oversight extends to the Corporation’s risk management processes. Those processes are

2

embedded in the responsibilities of officers of the Corporation. Senior officers of the Corporation, including the president, chief financial officer, general counsel and chief compliance officer, report directly to the full Board on a variety of matters at regular meetings of the Board. During the fiscal year ended September 30, 2012, the Board met 6 times and each Incumbent Director Nominee who was then a member of the Board was present for at least 75% of the aggregate number of meetings of the Board and committees on which he or she served. Mr. Trumbull was appointed to the Board effective November 13, 2012, and therefore did not attend any Board or committee meetings during the fiscal year ended September 30, 2012.

The Board’s leadership structure features Independent Directors serving as Independent Chair and as chairmen of the audit and governance and nominating committees. This structure is reviewed by the Board regularly and the Board believes it to be appropriate and effective. All Independent Directors are members of the audit and governance and nominating committees. Inclusion of Independent Directors in the audit and governance and nominating committees allows all such Directors to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.

The following table lists the Nominees, their names and ages, the date each first was elected or appointed to office (as applicable), their principal business occupations during the last five years and other directorships held in any publicly-traded company or any registered investment company, as well as the experience, qualifications, attributes and skills that each possess for Board membership. There are 13 Funds, all of which are overseen by the Board (and would be overseen by Mr. Colson, if elected). The address of each Nominee is c/o Artisan Funds, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Correspondence intended for a current Director or Nominee may be sent to this address.

Name and Age at May 31, 2013	Position(s) Held with the Corporation	Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Nominee	Experience, Qualifications, Attributes and Skills for Board Membership
Nominees who are not “interested persons” of the Corporation:
David A. Erne, 70	Director and Independent Chair of the Board	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Former Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).	Significant board experience; legal training and practice.

3

Name and Age at May 31, 2013	Position(s) Held with the Corporation	Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Nominee	Experience, Qualifications, Attributes and Skills for Board Membership
Gail L. Hanson, 57	Director	1/1/12	Chief Financial Officer, Aurora Health Care (not for profit health care provider); from September 2004 to February 2011, Deputy Executive Director, State of Wisconsin Investment Board.	Director, Northwestern Mutual Series Fund, Inc. (investment company) (28 portfolios).	Significant executive experience including service as chief financial officer and service as deputy executive director of a state investment board; certified financial analyst and certified public accountant; audit committee financial expert.
Thomas R. Hefty, 65	Director	3/27/95	Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Professor, Department of Business and Economics, Ripon College; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services).	None.	Significant board experience; significant executive experience including past service as the chief executive officer of a public company; legal training and practice; audit committee financial expert.

4

Name and Age at May 31, 2013	Position(s) Held with the Corporation	Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Nominee	Experience, Qualifications, Attributes and Skills for Board Membership
Patrick S. Pittard, 67	Director	8/9/01	Distinguished Executive in Residence (teaching position), University of Georgia; until December 2012, Chairman and Chief Executive Officer, ACT Bridge, Inc. (enterprise talent management firm); until October 2001, Chairman of the Board, President and Chief Executive Officer of Heidrick & Struggles International, Inc. (executive search firm).	Director, Lincoln National Corporation (insurance and investment management company); former Director, Cbeyond, Inc. (telecommu-nications company, formerly Cbeyond Commun-ications, Inc.).	Significant board experience; significant executive experience including past service as chief executive officer of a public company.
R. Scott Trumbull, 64	Director	11/13/12	Chairman, Chief Executive Officer and Director, Franklin Electric Co., Inc. (manufacturer of water and fuel pumping systems).	Director, Health Care REIT (investor in health care real estate).	Significant board experience; significant executive experience including service as chief executive officer of a public company and service as non-executive chairman of a privately held company.

5

Name and Age at May 31, 2013	Position(s) Held with the Corporation	Date First Elected or Appointed to Office	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Nominee	Experience, Qualifications, Attributes and Skills for Board Membership
Nominee who is an “interested person” of the Corporation:
Eric R. Colson, 44*	President and Chief Executive Officer	2/9/10	President and Chief Executive Officer of Artisan Partners Asset Management Inc. (“APAM”) (since March 2013); Managing Director, Chief Executive Officer (since January 2010) and President (since April 2013) of the Investment Adviser; prior thereto, Managing Director and Chief Operating Officer – Investment Operations of the Investment Adviser.	Director, APAM.	Continuing service as President and Chief Executive Officer of the Corporation and President, Chief Executive Officer and Managing Director of the Investment Adviser.

* Mr. Colson is an “interested person” of the Corporation, as defined in the 1940 Act, because he is President and Chief Executive Officer of the Corporation and a Managing Director, President and Chief Executive Officer of the Investment Adviser. Mr. Colson also serves as President and Chief Executive Officer of Artisan Investments GP LLC (the general partner of the Investment Adviser) and Artisan Partners Holdings LP (the parent company of the Investment Adviser) and President, Chief Executive Officer and Director of APAM (the general partner of Artisan Partners Holdings LP). From time to time, Mr.  Colson may make investments in the Investment Adviser or its parents or the subsidiaries of either.

Additional Information on Proposal 1

Additional information on Proposal 1, including information on the principal officers of the Corporation, Nominee ownership of Fund shares, Board compensation, committees and meetings of the Board and Artisan Funds’ independent registered public accounting firm, is included in Appendix C.

Required Vote

The six persons receiving the affirmative vote of a plurality of shares present at the Meeting, either in person or by proxy, if a quorum is present, shall be elected.

Board Recommendation on Proposal 1

The Directors unanimously recommend that shareholders of the Funds vote “FOR” the election of each Nominee.

6

PROPOSAL 2

APPROVAL OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT (EFFECTIVE UPON SHAREHOLDER APPROVAL AND THE COMPLETION OF THE TRANSITION)

The Board has approved, and is recommending to shareholders of each Fund that they approve, Proposal 2 relating to the Amended and Restated Advisory Agreement between the Investment Adviser and the Corporation on behalf of each Fund.

Background

The approval of the Amended and Restated Advisory Agreement is required in part as a result of certain anticipated changes to the indirect ownership of the Investment Adviser. In March 2013, in connection with its IPO, Artisan Partners Asset Management Inc. (“APAM”) replaced Artisan Investment Corporation (“AIC”) as the general partner of Artisan Partners Holdings LP (“Artisan Holdings”), the parent company of the Investment Adviser. At the time of the IPO, AIC entered into a stockholders agreement (the “Stockholders Agreement”) with certain other shareholders of APAM that provided AIC’s designee with control over a majority of the voting power of APAM. Therefore, the replacement of AIC by APAM as the general partner of Artisan Holdings did not result in a “change of control” of the Investment Adviser. However, it is expected that no later than March 12, 2014 (which is the first anniversary of the IPO), the AIC designee will be replaced by a new third member of the stockholders committee who will be selected by the other two members (currently, Eric R. Colson, President and Chief Executive Officer of APAM, and Daniel J. O’Keefe, a portfolio manager on the Investment Adviser’s Global Value team). At the time the AIC designee is replaced, AIC will surrender its designee’s authority to vote the shares of APAM common stock subject to the Stockholders Agreement (the “Covered Shares”), and the three-person stockholders committee, acting by majority vote, will obtain the power to vote the Covered Shares (the “Transition”). The Transition will result in a change of control of the Investment Adviser, and therefore, an “assignment” of the Current Advisory Agreements for each Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment advisory agreement terminates automatically in the event of its assignment. Therefore, your Fund’s Current Advisory Agreement with the Investment Adviser is expected to terminate upon the completion of the Transition described above. Accordingly, you are being asked to approve the Amended and Restated Advisory Agreement with respect to your Fund to be effective upon shareholder approval and completion of the Transition (regardless of the order in which those events occur, although it is expected that the shareholder meeting will take place prior to completion of the Transition). Such approval will enable the Investment Adviser to continue to provide investment advisory services to the Funds without interruption. Certain other changes to the existing terms of the advisory arrangements are also being proposed to

7

standardize, clarify and modernize various provisions of the Current Advisory Agreements. Shareholders of each Fund will vote separately. If the Amended and Restated Advisory Agreement is approved, it will continue through June 30, 2015 and for subsequent one-year terms thereafter so long as such continuance is approved in a manner consistent with the 1940 Act. If the Amended and Restated Advisory Agreement is not approved for a Fund, the Board will evaluate other short- and long-term options permitted by law, which could include an interim investment advisory agreement of limited duration for that Fund.

Information Regarding the Investment Adviser

The Investment Adviser serves as the investment adviser to the Funds pursuant to the Current Advisory Agreements. The Investment Adviser is a limited partnership organized under the laws of Delaware. The Investment Adviser’s general partner is Artisan Investments GP LLC (“Artisan Investments”), a Delaware limited liability company whose sole member is Artisan Holdings. The Investment Adviser and Artisan Investments are wholly-owned subsidiaries of Artisan Holdings, a limited partnership organized under the laws of Delaware. Artisan Holdings, together with Artisan Investments, controls a 100% interest in the Investment Adviser. Prior to the IPO, AIC, a Wisconsin corporation 100% controlled by Andrew A. Ziegler and Carlene M. Ziegler, who are married to each other, was the sole general partner of Artisan Holdings. At the time of the IPO, APAM replaced AIC as the general partner of Artisan Holdings. The principal business address of each of these entities is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Additional information regarding the Investment Adviser and its officers and directors is set forth in Appendix F. Information regarding other funds with investment objectives similar to those of an Artisan Fund for which the Investment Adviser acts as sub-adviser is set forth in Appendix G.

Information Regarding the Transition

On March 12, 2013, APAM closed the initial public offering of its Class A common stock. In connection with the IPO, APAM and Artisan Holdings entered into a series of transactions and agreements designed to create a capital structure that would preserve the ability to conduct business through a partnership (Artisan Holdings), while permitting the partnership to raise additional capital and provide access to liquidity through a public company (APAM). At the time of the IPO, APAM replaced AIC as the general partner of Artisan Holdings. APAM conducts its business activities through its operating subsidiaries, namely (with respect to the Funds), the Investment Adviser and Artisan Partners Distributors LLC (“Distributors”), the Funds’ principal distributor, which are each wholly-owned subsidiaries of Artisan Holdings.

8

In connection with the IPO, AIC and each employee-partner of Artisan Holdings entered into the Stockholders Agreement pursuant to which they granted the right to vote the Covered Shares (which shares constitute a majority of the voting power of APAM) to a three-person stockholders committee. Pursuant to the Stockholders Agreement, Mr. Ziegler, as the AIC “designee” on the committee, has the sole right, in consultation with the other members of the committee, to determine how to vote the Covered Shares. As a result, the stockholders committee, and initially solely Mr. Ziegler, is able to elect all of the members of APAM’s board of directors (subject to the obligation of the stockholders committee under the terms of the Stockholders Agreement to vote in support of certain nominees) and thereby control APAM’s management and affairs. Consequently, AIC retained control of the Investment Adviser. However, Mr. Ziegler, as the AIC “designee”, will be replaced by a new third member of the stockholders committee, and AIC will cease to have the right to determine how to vote the Covered Shares, upon the earliest to occur of (i) Mr. Ziegler’s death or disability, (ii) the voluntary termination of Mr. Ziegler’s employment with APAM, including by reason of the scheduled expiration of his employment on March 12, 2014 (which is the first anniversary of the IPO) and (iii) 180 days after the effective date of Mr. Ziegler’s involuntary termination of employment with APAM. When AIC no longer has the right to determine how to vote the Covered Shares, AIC will no longer control the Investment Adviser. Accordingly, it is expected that the Investment Adviser will undergo a change of control no later than March 12, 2014. Under the 1940 Act, each of the investment advisory agreements between the Funds and the Investment Adviser will terminate automatically in the event of their assignment, as defined in the 1940 Act. An assignment occurs under the 1940 Act if the Investment Adviser undergoes a change of control as recognized by the 1940 Act. Upon the occurrence of such an assignment, the Investment Adviser could continue to act as adviser to any such Fund only if the Board and Fund’s shareholders approve a new investment advisory agreement. Accordingly, your Fund’s investment advisory agreement with the Investment Adviser will automatically terminate at the time of the Transition, and your Fund’s shareholders must approve the Amended and Restated Advisory Agreement between the Investment Adviser and the Corporation on behalf of your Fund for the Investment Adviser to continue in that capacity.

The new third member of the stockholders committee will be selected by the other two members (currently, Eric R. Colson, President and Chief Executive Officer of APAM, and Daniel J. O’Keefe, a portfolio manager on the Investment Adviser’s Global Value team). Pursuant to the terms of the Stockholders Agreement, any future vacancy on the stockholders committee will be filled by a joint decision of the two remaining members, provided that the chief executive officer of APAM will automatically fill the vacancy if he or she is a holder of any Covered Shares and not already a member of the stockholders committee. If the remaining members of the stockholders committee cannot agree on a third member or if there are fewer than two remaining members, then vacancies will be filled by the vote of holders of the Covered Shares from among candidates nominated by the five largest holders of the Covered Shares, other than AIC. In all cases, members of the stockholders committee must (i) be employees of APAM or one of its subsidiaries and (ii) holders of Covered Shares.

9

The IPO and related reorganization transactions did not result in any changes in the management or operation of the investment advisory functions performed by the Investment Adviser with respect to the Funds, including any changes in the personnel engaged in the day-to-day investment management of the Funds or the investment style, philosophy or strategy of the Funds. Neither the IPO nor the related reorganization transactions has caused any reduction in the quality of services now provided to any of the Funds or had any adverse effect on the Investment Adviser’s ability to fulfill its obligations to the Funds under the investment advisory agreements for the Funds.

Furthermore, the Transition will not result in any changes in the management or operation of the investment advisory functions performed by the Investment Adviser with respect to the Funds, including any changes in the personnel engaged in the day-to-day investment management of the Funds or the investment style, philosophy or strategy of the Funds.

Current Investment Advisory Agreements

The Current Advisory Agreements are between the Investment Adviser and the Corporation on behalf of each Fund. The Current Advisory Agreements, except for Artisan Global Small Cap Fund’s agreement, were most recently approved by the Board at a meeting held on November 13, 2012. Artisan Global Small Cap Fund’s Current Advisory Agreement was most recently approved by the Board at a meeting held on February 12, 2013. Additional information regarding the Current Advisory Agreements is provided in Appendix D.

Comparison of the Current Investment Advisory Agreements and the Amended and Restated Investment Advisory Agreement

Given the need for new investment advisory agreements to replace the Current Advisory Agreements upon their termination, the Board and the Investment Adviser decided to take the opportunity to standardize, clarify and modernize various provisions of the Current Advisory Agreements. Because the Current Advisory Agreements, one for each of the thirteen series of Artisan Funds, were implemented at different times over the course of many years, the Current Advisory Agreements differ in some cases from Fund to Fund and some of the Current Advisory Agreements contain outdated provisions. The Board believes that this standardization, and the combination of all the Current Advisory Agreements into a single Amended and Restated Advisory Agreement for all the Funds, will benefit the Funds by eliminating outdated provisions, making the administration of the Funds more efficient and providing more flexibility for the operations of the Funds, within the limits of applicable law. There is no change in the rate of the advisory fees that the Funds will pay to the Investment Adviser under the Amended and Restated Advisory Agreement. As further discussed below, however, certain expenses relating to the determination of daily price computations currently borne by the Investment Adviser will be reallocated to certain Funds under the Amended and Restated Advisory Agreement.

10

The Board has approved, and is recommending to shareholders of each Fund that they approve, the Amended and Restated Advisory Agreement to be effective upon shareholder approval and completion of the Transition. A copy of the Amended and Restated Advisory Agreement is provided in Appendix E. Except as described below, the terms of the proposed Amended and Restated Advisory Agreement are substantively identical to those of the Current Advisory Agreements. The terms of the Amended and Restated Advisory Agreement and a summary of the material differences between the Current Advisory Agreements and the Amended and Restated Advisory Agreement are described below. The Amended and Restated Advisory Agreement is qualified in its entirety by reference to Appendix E. For convenience of reference, and except when noting differences between the Current Advisory Agreements and the Amended and Restated Advisory Agreement, the agreements are collectively referred to herein as the “Advisory Agreements.”

Engagement of the Investment Adviser. The Advisory Agreements provide that the Investment Adviser will provide certain investment advisory services.

The Current Advisory Agreements provide that the Investment Adviser shall manage the investment and reinvestment of the assets of the Funds, subject to the supervision of the Board. The Amended and Restated Advisory Agreement clarifies that the Investment Adviser shall manage such assets subject to such policies as the Board may determine.

The Advisory Agreements similarly provide that the Investment Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning each Fund in the Corporation’s articles of incorporation and bylaws, registration statements under the 1940 Act and the Securities Act of 1933, as amended, and to the provisions of the Internal Revenue Code, as applicable to each Fund as a regulated investment company.

The Amended and Restated Advisory Agreement further clarifies that, as part of such investment program, the Investment Adviser is authorized to make the decisions to buy or sell portfolio investments for the Funds. Some of the Current Advisory Agreements provide that the Investment Adviser is authorized to make decisions to buy or sell securities, options and futures contracts. Other Current Advisory Agreements provide that the Investment Adviser is authorized to make decisions to buy or sell securities, options and futures contracts and other instruments. The use of “portfolio investments” in the Amended and Restated Advisory Agreement, a broader term encompassing all of the financial instruments provided for in the Current Advisory Agreements, is intended to give the Investment Adviser increased flexibility with respect to a variety of modern financial instruments. This investment flexibility could, in the future, assist each Fund in achieving its investment objective.

11

With respect to portfolio brokerage, the Current Advisory Agreements simply reference the relevant statutory standard under Section 28(e) of the Securities Exchange Act of 1934. The Amended and Restated Advisory Agreement recites the standard in full and provides, among other things, that in effecting a security or other transaction for a Fund the Investment Adviser shall seek to obtain best execution for the Fund, taking into account all factors that the Investment Adviser deems relevant.

Sub-advisers. The Amended and Restated Advisory Agreement expressly provides that the Investment Adviser may, subject to the oversight of the Investment Adviser and provided that the Investment Adviser (not any Fund) bears any additional costs for such subadvisory services, delegate to one or more sub-advisers any of the Investment Adviser’s duties under the agreement with respect to any Fund.

None of the Current Advisory Agreements, except for Artisan Global Small Cap Fund’s and Artisan Global Equity Fund’s agreements, addresses delegation of responsibilities. The Investment Adviser has no current plans to delegate responsibilities to any sub-adviser.

The Amended and Restated Advisory Agreement provides that no such delegation of responsibilities will relieve the Investment Adviser of its obligations under the agreement.

Further, the Amended and Restated Advisory Agreement provides that the retention or termination of any sub-adviser shall be approved in advance by the Board in conformity with the requirements of the 1940 Act and the shareholders of the Fund if required under any applicable provisions of the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the SEC or its staff. The Amended and Restated Advisory Agreement explicitly permits the Investment Adviser to operate in a manner consistent with regulatory guidance and interpretations, which may provide advantages and operational flexibility from time to time.

Expenses to be Paid by the Investment Adviser. The Advisory Agreements provide that the Investment Adviser, at its own expense, shall furnish to each Fund office space and all necessary office facilities, equipment and personnel for managing each Fund. The Advisory Agreements also provide that the Investment Adviser shall assume other expenses incurred by it in connection with managing the assets of each Fund, such as marketing shares of the Funds and all expenses of placement of securities orders and related bookkeeping.

12

The Amended and Restated Advisory Agreement clarifies that the Investment Adviser will assume all expenses of marketing shares of each Fund to the extent that such expenses exceed amounts paid under any plan of distribution of shares pursuant to Section 12(b) of the 1940 Act. The Funds have not currently adopted a distribution plan pursuant to Section 12(b) of the 1940 Act and have no current intention to do so. The Amended and Restated Advisory Agreement also clarifies that the Investment Adviser and the Funds will each assume a portion of all fees, dues and other expenses related to membership of the Funds in any trade association or the like, as may be determined by the Board from time to time. Currently, each of the Investment Adviser and the Funds assumes one-half of all such fees, dues and other expenses. Although there is no present intention to allocate such expenses in a different manner if the Amended and Restated Advisory Agreement is adopted, the Amended and Restated Advisory Agreement provides the Board with the flexibility to change this allocation. Lastly, the Amended and Restated Advisory Agreement clarifies that the Investment Adviser will not assume any expenses of or for any Fund not otherwise expressly assumed by the Investment Adviser in the agreement.

Expenses to be Paid by the Funds. The Amended and Restated Advisory Agreement provides that the Funds shall pay all expenses of their operations not specifically assumed by the Investment Adviser, including, among other things, all charges for the safekeeping and servicing of its cash, securities and other property, all charges of legal counsel and independent accountants, all compensation of directors other than those affiliated with the Investment Adviser and all expenses incurred in connection with their services to the Funds, all expenses of shareholder meetings, all expenses of printing and mailing copies of the prospectuses, and all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign. The Current Advisory Agreements contain similar terms, except that some of the Current Advisory Agreements do not clarify that the Funds shall pay all expenses of their operations not specifically assumed by the Investment Adviser.

There are minor differences among the Current Advisory Agreements relating to which expenses are assumed by the Investment Adviser versus the Funds. For example, the Current Advisory Agreements for Artisan International Fund and Artisan Small Cap Fund provide that expenses related to maintaining registration of the Funds under the 1933 Act (not including typesetting and printing expenses) are assumed by the Investment Adviser, whereas the other Funds’ Current Advisory Agreements state that the Funds will bear all expenses of maintaining the registration of the Funds under the 1933 Act and the 1940 Act. The Amended and Restated Advisory Agreement resolves this difference by clarifying that all registration expenses, whether under the 1933 Act or 1940 Act, are assumed by the Funds. This will not result in any increase of expenses to Artisan International Fund or Artisan

13

Small Cap Fund because such Funds have historically borne all registration expenses (i.e., filing fees). All filing fees applicable to open-end investment companies such as the Funds are payable pursuant to Rule 24f-2 under the 1940 Act, and the Funds and the Investment Adviser have regarded these filing fees as expenses under the 1940 Act rather than under the 1933 Act.

Further, under the Amended and Restated Advisory Agreement, certain expenses relating to the determination of daily price computations currently borne by the Investment Adviser are being reallocated to the Funds. The Current Advisory Agreements for Artisan Emerging Markets Fund, Artisan Global Value Fund, Artisan International Fund, Artisan Small Cap Fund and Artisan Value Fund (the “Five Funds”) provide that some or all expenses in determination of daily price computations are borne by the Investment Adviser. The Current Advisory Agreements for the eight other Funds already allocate such expenses to those Funds, although in practice the Investment Adviser has paid such expenses. The Amended and Restated Advisory Agreement clarifies that all expenses associated with daily price computations, including pricing services will be in the valuation of securities, will be paid by the Funds.

If approved, the reallocation to the Five Funds of the expenses in determination of daily price computations would result in a total additional cost to the Five Funds in the aggregate of approximately $60,000 annually (at current rates), representing an increase in the gross expense ratio of each of the Five Funds of less than 0.01%.

Limitation of Expenses of the Funds. The Current Advisory Agreements for Artisan International Fund and Artisan Small Cap Fund contain a provision limiting the expenses of those Funds under state law requirements. The Amended and Restated Advisory Agreement does not contain such provision because those state law requirements are no longer effective due to their preemption by the National Securities Markets Improvement Act of 1996. This change will not result in any increase of expenses to Artisan International Fund and Artisan Small Cap Fund.

Compensation of the Investment Adviser. As noted above, there is no change in the rate of the advisory fees that the Funds will pay to the Investment Adviser under the Amended and Restated Advisory Agreement. The Advisory Agreements provide that the Funds will pay the Investment Adviser a monthly fee with respect to each Fund on such Fund’s average daily net assets. The Amended and Restated Advisory Agreement adds that if the Investment Adviser serves for less than the whole of a month, its compensation will be prorated. The current fee schedule for each Fund is provided in Appendix D.

14

Services of the Investment Adviser Not Exclusive. The Advisory Agreements provide that the services of the Investment Adviser are not to be deemed exclusive, and the Investment Adviser is free to render similar services to others so long as its services under the agreement are not impaired by such other activities. The Amended and Restated Advisory Agreement adds that such provision applies to the Investment Adviser and any person controlled by or under common control with the Investment Adviser. This clarification is intended to capture any sub-adviser(s) retained by the Investment Adviser or any internal functions of the Investment Adviser that may, in the future, be performed by affiliated entities.

Limitation of Liability. The Advisory Agreements contain substantially identical provisions, which provide that the Investment Adviser is not liable to a Fund or to any shareholder of a Fund for any act or omission in the course of, or in connection with, rendering services under the agreement, unless there is willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or reckless disregard of its obligations and duties under the agreement.

Duration and Renewal. The Amended and Restated Advisory Agreement clarifies that the agreement shall continue in effect through June 30, 2015. The Advisory Agreements similarly provide that the agreement shall continue in effect thereafter from year to year only so long as such continuance is specifically approved at least annually by a majority of those directors who are not interested persons of the Corporation or the Investment Adviser and by either the Board or vote of a majority of shareholders of such Funds.

The Amended and Restated Advisory Agreement further clarifies that, if continuance of the agreement is submitted to shareholders of a Fund for their approval, and such shareholders fail to approve such continuance, the Investment Adviser may continue to serve as such in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the SEC or its staff. This clarification permits the Funds and the Investment Adviser to operate in a manner consistent with regulatory guidance and interpretations, which may provide advantages and operational flexibility from time to time.

Termination. The Advisory Agreements provide that the agreement may be terminated with respect to any Fund at any time by the Board or vote of a majority of the shareholders of such Fund upon 60 days’ written notice to the Investment Adviser, or by the Investment Adviser at any time upon 60 days’ written notice to the Corporation. The Advisory Agreements also require that the agreement terminate automatically in the event of its assignment.

15

The Amended and Restated Advisory Agreement clarifies that no delegation of responsibilities by the Investment Adviser to a sub-adviser, as discussed under “Engagement of Investment Adviser” above, shall be deemed to constitute an assignment.

Further, because the Current Advisory Agreements have been combined into a single Amended and Restated Advisory Agreement, the Amended and Restated Advisory Agreement adds that termination of the agreement with respect to any one Fund shall not be deemed to terminate the agreement with respect to any other Fund. The Amended and Restated Advisory Agreement also clarifies that the agreement may be terminated without payment of any penalty with written notice delivered or mailed by registered mail, postage prepaid.

Non-Liability of Directors and Shareholders. The Current Advisory Agreements for Artisan International Fund, Artisan Mid Cap Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund contain a provision relating to non-liability of directors and shareholders for obligations of the Corporation. The Amended and Restated Advisory Agreement does not contain this language. The Wisconsin Business Corporation Law (the “WBCL”) provides that shareholders are not liable for a corporation’s obligations. Thus, the lack of a provision in this regard does not result in any heightened liability of shareholders under the Amended and Restated Advisory Agreement.

Amendment. The Amended and Restated Advisory Agreement provides that the agreement may not be amended orally, but only by an instrument in writing signed by the party against which enforcement of the amendment is sought.

The Current Advisory Agreements for Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund require the vote of a majority of the outstanding shares of a Fund, in addition to the vote of a majority of those directors who are not “interested persons” under the 1940 Act, in order to amend the agreement. The Current Advisory Agreements for the other Funds provide that if shareholder approval is required under the 1940 Act, then an amendment shall become effective only after it is approved by a vote of a majority of the outstanding shares of a Fund, in addition to the vote of a majority of those directors who are not “interested persons” under the 1940 Act; otherwise, a written amendment of the agreement is subject to the approval of the affirmative vote of a majority of those directors who are not “interested persons” under the 1940 Act. The Amended and Restated Advisory Agreement clarifies that no amendment shall become effective until approved in a manner consistent with the 1940 Act (including, if

16

necessary, shareholder approval), the rules and regulations thereunder and any applicable guidance or interpretation of the SEC or its staff. The Amended and Restated Advisory Agreement explicitly permits the Funds and the Investment Adviser to operate in a manner consistent with regulatory guidance and interpretations, which may provide advantages and operational flexibility from time to time.

Other Updating Changes. In connection with the preparation of a single Amended and Restated Advisory Agreement for all Funds, there are certain other non-material updating changes reflected in the agreement.

For ease of reference, a new “Definitions” section has been added to the agreement. This new section provides definitions for certain terms in the agreement, such as “a majority of the outstanding shares of the Fund” and “affiliated person.”

Newly added Schedule A, which may be amended from time to time to add new funds offered by the fund complex, lists all of the Funds and their annual fee rates.

Approval of the Amended and Restated Investment Advisory Agreement by the Board

At an in person meeting of the Board held on August 13, 2013, at which a majority of the Directors, including a majority of the Directors who are not “interested persons” of the Corporation or the Investment Adviser (the “Independent Directors”), were present, the Board considered and unanimously approved the Amended and Restated Advisory Agreement. On the basis of the considerations discussed below, the Board concluded that the approval of the Amended and Restated Advisory Agreement would be in the best interests of each Fund.

The Board is recommending to shareholders of each Fund that they approve the Amended and Restated Advisory Agreement. The Amended and Restated Advisory Agreement would be effective upon shareholder approval and the completion of the Transition. The Amended and Restated Advisory Agreement would continue in effect through June 30, 2015.

Board Considerations in Approving the Amended and Restated Investment Advisory Agreement

In determining to approve the Amended and Restated Advisory Agreement between the Investment Adviser and the Corporation on behalf of each Fund, the Directors considered and reviewed all the information provided to them in connection with this matter by the Investment Adviser prior to and at their August 13, 2013 meeting, including the information described in this proxy statement. In all of their

17

deliberations, the Independent Directors were advised by independent counsel to the Independent Directors.

The Directors focused on the fact that, in connection with the IPO and as a result of the Transition, the Investment Adviser is expected to undergo a change of control no later than March 12, 2014. The Directors noted that such change of control would constitute an assignment of the Current Advisory Agreements for each Fund and, therefore, result in the automatic termination of each of those agreements under the 1940 Act. The Directors considered that the Amended and Restated Advisory Agreement is being proposed primarily in response to the Transition. The Directors also considered that, given the need for new investment advisory agreements to replace the Current Advisory Agreements upon their termination, the Investment Adviser took the opportunity to standardize, clarify and modernize various provisions of the Current Advisory Agreements and combine all thirteen agreements, one for each of the thirteen series of Artisan Funds, into a single Amended and Restated Advisory Agreement for all Funds. The Directors considered that the Current Advisory Agreements were implemented at different times over the course of many years and therefore differ in some respects from Fund to Fund and contain some outdated provisions. The Board concluded that the standardization and combination of all the Current Advisory Agreements into a single Amended and Restated Advisory Agreement would benefit the Funds by eliminating outdated provisions, making the administration of the Funds more efficient and providing more flexibility for the operations of the Funds, within the limits of the applicable law.

The Directors recognized the benefit of the Investment Adviser’s continued management of the Funds following the Transition. In this regard, the Directors noted that the IPO had not resulted in any changes in the management or operation of the investment advisory functions performed by the Investment Adviser with respect to the Funds, including any changes in the personnel engaged in the day-to-day investment management of the Funds or the investment style, philosophy or strategy of the Funds. The Directors also noted that the IPO had not caused any reduction in the quality of services provided to the Funds and did not have any effect on the Investment Adviser’s ability to fulfill its obligations to the Funds under the Current Advisory Agreements. Similarly, the Directors noted that the Transition is not expected to have a material effect on the Investment Adviser or result in any changes in the personnel engaged in the day-to-day investment management of the Funds or the investment style, philosophy or strategy of the Funds. The Directors concluded that providing for the continued management of the Funds by the Investment Adviser following the Transition would benefit the Funds.

The Directors evaluated the terms of the proposed Amended and Restated Advisory Agreement, in comparison with the terms of the Current Advisory Agreements, as discussed above under “Comparison of the Current Investment Advisory Agreements and the Amended and Restated Investment Advisory Agreement.” The Directors noted that there would be no change in the rate of the

18

advisory fees that the Funds would pay to the Investment Adviser under the Amended and Restated Advisory Agreement. The Directors determined that the differences between the Current Advisory Agreements and the Amended and Restated Advisory Agreement would not appreciably change the scope or quality of the services to be provided by the Investment Adviser to the Funds. The Directors also noted that the Investment Adviser’s standard of care under the Amended and Restated Advisory Agreement, which states that the Investment Adviser is not liable to a Fund or to any shareholder of a Fund for any loss suffered by a Fund or any shareholder of a Fund from or as a consequence of any act or omission of the Investment Adviser, or any of its partners, employees or agents, in the course of, or in connection with, rendering services under the agreement, unless there is willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or reckless disregard of its obligations and duties, would remain unchanged.

The Directors also considered that, in connection with the preparation of a single Amended and Restated Advisory Agreement for all Funds, the Investment Adviser proposed to reallocate certain expenses to the Funds for which the Investment Adviser is contractually responsible under the Current Advisory Agreements for certain, but not all, Funds.

Certain expenses relating to the determination of daily price computations borne by the Investment Adviser on behalf of Artisan Emerging Markets Fund, Artisan Global Value Fund, Artisan International Fund, Artisan Small Cap Fund and Artisan Value Fund (the “Five Funds”) under the Current Advisory Agreements would be borne by those Funds under the Amended and Restated Advisory Agreement. The Directors noted that the Current Advisory Agreements for each of the other Funds already state that the Funds bear such expenses. The Directors considered that the reallocation of such expenses to the Five Funds would increase the gross expense ratio of each of the Five Funds by less than 0.01%. The Directors determined that this increase in expenses of the Five Funds is immaterial. The Directors further noted that the Investment Adviser has, in a separate contract, agreed to reimburse Artisan Global Value Fund, one of the Five Funds, for its management fee and any other ordinary operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs) in excess of 1.50% of its average daily net assets through February 1, 2014, such that shareholders of such Fund would not experience any increase in expenses at least through such date and, if such contract is extended by the Board at its upcoming November 2013 meeting, for an additional one-year period thereafter.

The Directors also noted that the Amended and Restated Advisory Agreement provides that each Fund shall bear all expenses of maintaining the registration of such Fund under the 1933 Act and the 1940 Act. By contrast, the Current Advisory Agreements for Artisan International Fund and Artisan Small Cap Fund provide that the Investment Adviser shall bear all expenses relating to

19

maintaining registration of those Funds under the 1933 Act. The Directors noted that this change would not in fact result in any increase of expenses to those Funds because the only expenses relating to maintaining registration of those Funds which the Funds have historically borne are filing fees payable pursuant to Rule 24f-2 under the 1940 Act, which the Funds and the Investment Adviser have regarded as expenses under the 1940 Act, rather than under the 1933 Act. Those expenses would continue to be borne by the Funds under the Amended and Restated Advisory Agreement.

The Directors also took into account their deliberations and conclusions, including the extensive materials that they reviewed, in connection with their most recent approval of the Current Advisory Agreements. The Directors noted that they had approved the renewal of each of the Current Advisory Agreements for the Funds, except Artisan Global Small Cap Fund, for a one-year period commencing December 1, 2012, at their November 13, 2012 meeting, after conducting an extensive review of all materials provided in connection with the approval process at their October 26, 2012 and November 12-13, 2012 meetings. The Directors also noted that they had approved the Current Advisory Agreement for Artisan Global Small Cap Fund, which commenced operations on June 25, 2013, for a one-year period commencing June 21, 2013, at their February 12, 2013 meeting, after conducting an extensive review of all materials provided in connection with the approval process at their February 12, 2013 meeting. Although they did not conduct a detailed review of each factor, at their August 13, 2013 meeting, the Directors noted that, at each of these earlier meetings, they had considered various factors in connection with the approval process, as applicable, including: (i) the nature, extent and quality of the Investment Adviser’s services; (ii) the investment performance of each existing Fund; (iii) the costs of the services to be provided and profits realized or expected to be realized by the Investment Adviser; (iv) the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors; (v) the services to be rendered and the amounts to be paid under the investment advisory agreements in comparison to the amounts paid by other mutual funds considered by Lipper to be within the same category or universe as each existing Fund and the array of services offered and fees charged to other clients of the Investment Adviser, including separate account clients and mutual funds for which it serves as sub-adviser; and (vi) other benefits derived by the Funds or the Investment Adviser from their relationship with each other.

Finally, the Directors requested and received information from the Investment Adviser regarding any material changes to any of the information they considered at the October 2012, November 2012 and February 2013 meetings in connection with their approvals of the Current Advisory Agreements. In this regard, the Directors noted that the officers of the Funds believed that there were no material updates to the Investment Adviser’s responses that had not otherwise been previously reported to the Directors.

20

Based on the foregoing considerations, on August 13, 2013, the Directors, including a majority of the Independent Directors, unanimously approved the Amended and Restated Advisory Agreement and determined to recommend its approval to the shareholders of the Funds.

Other Information

Affiliated Brokerage. The Funds did not pay any commission to Affiliated Brokers (i.e., a broker that is an affiliated person of the Fund; that is an affiliated person of such person; or an affiliated person of which is an affiliated person of the Fund or a Fund’s investment adviser or principal underwriter) during the fiscal year ended September 30, 2012.

Artisan UK. Prior to January 11, 2013, Artisan Global Equity Fund was subadvised by Artisan Partners UK LLP (“Artisan UK”), an affiliate of the Investment Adviser, located at 25 St. James’s Street, 3rd Floor, London, SW1A 1HA, United Kingdom. Artisan UK is a limited liability partnership organized under the laws of England and Wales that is controlled by its founding member, Artisan Partners Limited (“Artisan Limited”), a private limited company incorporated under the laws of England and Wales. Artisan Limited is wholly owned by Artisan Holdings. Artisan UK was terminated as sub-adviser of Artisan Global Equity Fund as of January 11, 2013. For the fiscal year ended September 30, 2012, the Investment Adviser paid to Artisan UK $48,610 for investment advisory services provided to Artisan Global Equity Fund.

Distributors. Distributors, an affiliate of the Investment Adviser, located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as principal underwriter to the Funds. Distributors is wholly owned by Artisan Holdings. All distribution expenses relating to the Funds are paid by Artisan Holdings or the Investment Adviser, including the payment or reimbursement of any expenses incurred by Distributors.

As discussed above under “Information About the Transition,” in connection with the IPO, APAM has replaced AIC as the general partner of Artisan Holdings, the parent company of Distributors. It is expected that no later than March 12, 2014 (which is the first anniversary of the IPO), Distributors will also undergo a change of control. However, under the 1940 Act, shareholder approval will not be required in order for Distributors to continue providing services to the Funds. The Board also has been assured that there will be no material change in the nature or quality of the services provided by Distributors to each Fund as a result of the Transition.

Required Vote

To be approved with respect to a particular Fund, Proposal 2 must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act

21

as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal. If the shareholders of a Fund do not approve the Amended and Restated Advisory Agreement with respect to that Fund, the Board will take such further action with respect to that Fund as they may deem to be in the interest of the Fund.

Board Recommendation on Proposal 2

The Directors unanimously recommend that shareholders of the Funds vote “FOR” Proposal 2.

OTHER BUSINESS

The Directors do not know of any additional matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or at any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Investment Adviser

Artisan Partners Limited Partnership (the “Investment Adviser”) provides investment advisory and administrative services to the Funds. The principal business address of the Investment Adviser is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Principal Underwriter

Artisan Partners Distributors LLC (“Distributors”) acts as principal underwriter for the Funds. The principal business address of each officer of Distributors is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. All distribution expenses relating to the Funds are paid by Artisan Holdings or the Investment Adviser, including the payment or reimbursement of any expenses incurred by Distributors.

Other Information

Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Funds.

22

Voting Information

Proxy Solicitation. The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about September 23, 2013, but proxies may also be solicited by telephone, over the Internet and/or in person by representatives of the Corporation, regular employees of the Investment Adviser or its affiliate(s), or Okapi Partners, a private proxy services firm and the proxy solicitor. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls or other communications from a representative of the Corporation or the Investment Adviser, such as Okapi Partners. Authorization to permit Okapi Partners to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with applicable law and procedures that the Funds believe are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Cost of the Meeting. The Investment Adviser will be responsible for 100% of the cost of the Meeting and any adjournment(s) or postponement(s) thereof, including the costs of retaining Okapi Partners, preparing and mailing the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients.

Shareholder Voting. Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each share of any Fund, or fraction thereof, that you own on each matter as to which such shares are to be voted at the Meeting.

A quorum must be present at the Meeting for the transaction of business. A quorum occurs if one-third of the shares of common stock of a Fund or the Corporation, as applicable, entitled to vote at the Meeting are present in person or by proxy. Abstentions and broker non-votes do not represent votes cast for any proposal but will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are, with respect to a proposal, shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and as to which the broker or nominee does not have discretionary voting power, but for which a broker or nominee returns the proxy card or otherwise votes without actually voting on such proposal. Because the affirmative vote of a majority of the outstanding voting securities of each Fund, as defined below, is required to approve Proposal 2, abstentions and broker non-votes will have the effect of a vote against the proposal. Abstentions and broker non-votes will have no effect on Proposal 1.

23

If (i) a quorum is not present at the Meeting, (ii) a quorum is present at the Meeting but sufficient votes to approve the proposals are not received by the time scheduled for the Meeting, (iii) the persons named as proxies judge that it is advisable to defer action on a proposal or (iv) other matters arise requiring shareholder action, the persons named as proxies may propose one or more adjournments of the Meeting (including adjournments with respect to a proposal not having received sufficient votes in favor of approval) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes properly cast upon the proposal at the Meeting or represented by proxy, whether or not a quorum is present. A shareholder vote may be taken for a proposal prior to any adjournment if a quorum is present with respect to such proposal and sufficient votes have been received for approval of such proposal. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” a proposal in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” a proposal against such an adjournment. Any adjourned meeting may be held as adjourned without further notice other than by announcement to be given at the Meeting.

Information regarding the number of issued and outstanding shares of each class of each Fund as of the Record Date is provided in Appendix A, representing the same number of votes for each of the Funds. The persons who are known to have owned beneficially 5% or more of any Fund’s outstanding shares as of August 15, 2013 are listed in Appendix B.

The person(s) named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy card is received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted in accordance with management’s recommendation with respect to each proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card. IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER DECIDE TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Corporation prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy.

24

Required Vote. With respect to Proposal 1, Directors are elected by the affirmative vote of a plurality of shares present at the Meeting, either in person or by proxy, and entitled to vote. Because the Board has fixed the number of Directors at six, this means that the six persons who receive the largest number of votes will be elected as Directors. In the election of Directors, votes may be cast in favor of a Nominee or withheld. All shares of the Corporation outstanding as of the Record Date vote as a single class with respect to the election of Directors.

To be approved with respect to a particular Fund, Proposal 2 must be approved by a “vote of a majority of the outstanding voting securities” of that Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal. Shareholders of each Fund will vote separately on Proposal 2. An unfavorable vote on Proposal 2 by the shareholders of any one Fund will not affect the implementation of a comparable proposal by another Fund if the proposal is approved by shareholders of that Fund.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Corporation of their desire to receive multiple copies of the shareholder reports and proxy statements that the Corporation sends. If you would like to receive an additional copy, please contact Okapi Partners by calling (877) 279-2311, or the Funds by calling (800) 344-1770. The Corporation will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Corporation’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

The Corporation is registered with the Securities and Exchange Commission as an open-end, diversified management investment company and is incorporated under Wisconsin law. The WBCL permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of Directors or any other action requiring shareholder approval is not required to be acted upon by shareholders. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Corporation’s articles of

25

incorporation and bylaws, as amended and restated. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Secretary of the Corporation, c/o Artisan Partners Funds, Inc., 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202 for inclusion in a future proxy statement. Shareholder proposals to be presented at any future meeting of the Corporation must be received by the Corporation in writing within a reasonable amount of time before the Corporation solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, PROMPT VOTING IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF YOU WISH TO VOTE BY MAIL, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Board of Directors,

/s/ Sarah A. Johnson
Sarah A. Johnson Secretary

26

APPENDIX A

OUTSTANDING SHARES

As of the Record Date, the total number of shares outstanding for each Fund is set forth in the table below:

Fund	Advisor Shares	Institutional Shares	Investor Shares	Total
Artisan Emerging Markets Fund	16,374,002.641	36,794,340.908	N/A	53,168,343.549

Artisan Global Equity Fund	N/A	N/A	9,617,042.853	9,617,042.853

Artisan Global Opportunities Fund	N/A	11,972,758.203	31,515,497.541	43,488,255.744

Artisan Global Small Cap Fund	N/A	N/A	3,302,652.880	3,302,652.880

Artisan Global Value Fund	N/A	23,504,698.887	49,203,057.907	72,707,756.794

Artisan International Fund	N/A	126,985,961.951	338,507,902.583	465,493,864.534

Artisan International Small Cap Fund	N/A	N/A	37,546,971.749	37,546,971.749

Artisan International Value Fund	N/A	61,672,717.275	218,774,621.268	280,447,338.543

Artisan Mid Cap Fund	N/A	68,596,038.285	114,317,085.160	182,913,123.445

Artisan Mid Cap Value Fund	N/A	49,682,386.487	359,737,843.795	409,420,230.282

Artisan Small Cap Fund	N/A	7,915,161.278	48,377,145.777	56,292,307.055

Artisan Small Cap Value Fund	N/A	18,873,458.505	135,741,896.129	154,615,354.634

Artisan Value Fund	N/A	18,816,899.317	64,865,841.985	83,682,741.302

A-1

APPENDIX B

RECORD OR BENEFICIAL OWNERSHIP

As of August 15, 2013, the following persons owned, of record and beneficially (unless otherwise indicated), 5% or more* of a class of each Fund’s outstanding securities:

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Emerging Markets Fund	Advisor	7,617,755.130	46.90%	Goldman Sachs & Co. (1) 295 Chipeta Way Salt Lake City, UT 84108-1285
Emerging Markets Fund	Advisor	2,746,164.063	16.91%	Charles Schwab & Co. Inc. (1) 211 Main Street San Francisco, CA 94105-1905
Emerging Markets Fund	Advisor	2,666,950.725	16.42%	Merrill Lynch Pierce Fenner & Smith (1) 4800 Deer Lake Drive E Jacksonville, FL 32246-6484
Emerging Markets Fund	Advisor	2,021,757.682	12.45%	UBATCO & Co. FBO College Savings Group P.O. Box 82535 Lincoln, NE 68501-2535
Emerging Markets Fund	Institutional	6,772,249.616	18.37%	BMO Harris Bank FBO Salt River Project Employees Retirement Plan 11270 West Park Place, Suite 400 Milwaukee, WI 53224-3638
Emerging Markets Fund	Institutional	5,780,710.824	15.68%	Mac & Co. FBO Time Warner Cable P.O. Box 3198 Pittsburgh, PA 15230-3198
Emerging Markets Fund	Institutional	5,524,270.861	14.99%	Northern Trust Company FBO Producers-Writers Guild of America 801 South Canal Street Chicago, IL 60607-4715

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Emerging Markets Fund	Institutional	5,457,360.949	14.80%	American Federation of Musicians and Employers Pension Fund 1 Penn Plaza, Suite 3115 New York, NY 10119-3338
Emerging Markets Fund	Institutional	2,436,455.270	6.61%	Northern Trust Company FBO Amgen 401k P.O. Box 92956 Chicago, IL 60675-2956
Emerging Markets Fund	Institutional	2,101,024.066	5.70%	Mac & Co. FBO KPMG Master Trust P.O. Box 3198 Pittsburgh, PA 15230-3198
Global Equity Fund	Investor	5,022,730.373	52.31%	Charles Schwab & Co. Inc. (1) 211 Main Street San Francisco, CA 94105-1905
Global Equity Fund	Investor	2,044,061.458	21.29%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Global Equity Fund	Investor	1,169,540.353	12.18%	TD Ameritrade (1) 10812 Elm Street Omaha, NE 68144-4820
Global Equity Fund	Investor	589,683.104	6.14%	Pershing LLC (1) 1 Pershing Plaza Jersey City, NJ 07399-0001
Global Opportunities Fund	Institutional	1,783,590.963	14.98%	State University of Iowa Foundation 1 West Park Road Iowa City, IA 52242-2000
Global Opportunities Fund	Institutional	1,414,899.436	11.88%	U.S. Bank NA FBO Retail Food Local 711 Tradewinds P.O. Box 1787 Milwaukee, WI 53201-1787

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Global Opportunities Fund	Institutional	1,341,391.307	11.26%	Mac & Co. FBO Seattle Foundation P.O. Box 3198 Pittsburgh, PA 15230-3198
Global Opportunities Fund	Institutional	919,800.606	7.72%	BMO Harris Bank FBO Froedtert Health Inc. 11270 West Park Place Suite 400 Milwaukee, WI 53224-3638
Global Opportunities Fund	Institutional	740,467.377	6.22%	Greater Rochester Health Foundation 150 State Street, Suite 100 Rochester, NY 14614-1353
Global Opportunities Fund	Institutional	677,170.924	5.69%	Canal Road LLC c/o Gund Investment Group P.O. Box 449 14 Nassau Street Princeton, NJ 08542-0449
Global Opportunities Fund	Institutional	661,057.692	5.55%	Wells Fargo Bank NA FBO BFA Development Fund P.O. Box 1533 Minneapolis, MN 55480-1533
Global Opportunities Fund	Institutional	647,249.191	5.44%	U.S. Bank NA FBO Cedars Sinai Medical Center P.O. Box 1787 Milwaukee, WI 53201-1787
Global Opportunities Fund	Investor	9,714,502.468	30.81%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Global Opportunities Fund	Investor	9,245,794.884	29.32%	Charles Schwab & Co. Inc. (1) 211 Main Street San Francisco, CA 94105-1905

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Global Opportunities Fund	Investor	3,272,446.434	10.38%	UBS (1) 1000 Harbor Boulevard, Floor 5 Weehawken, NJ 07086-6761
Global Opportunities Fund	Investor	2,307,360.919	7.32%	Merrill Lynch Pierce Fenner & Smith (1) 4800 Deer Lake Drive E Jacksonville, FL 32246-6484
Global Opportunities Fund	Investor	1,822,295.977	5.78%	TD Ameritrade (1) 10812 Elm Street Omaha, NE 68144-4820
Global Small Cap Fund	Investor	1,242,926.383	41.38%	TD Ameritrade (1) 10812 Elm Street Omaha, NE 68144-4820
Global Small Cap Fund	Investor	898,792.627	29.92%	Charles Schwab & Co. Inc. (1) 211 Main Street San Francisco, CA 94105-1905
Global Small Cap Fund	Investor	597,699.090	19.90%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Global Small Cap Fund	Investor	200,000.000	6.66%	Artisan Partners Limited Partnership 875 East Wisconsin Avenue Milwaukee, WI 53202
Global Value Fund	Institutional	4,263,275.991	18.15%	Rotary Foundation of Rotary International 1560 Sherman Avenue Evanston, IL 60201-4818
Global Value Fund	Institutional	3,049,368.872	12.98%	CCM Series 1 A Series of CCM Series LLC 6400 Fannin Street, Suite 2400 Houston, TX 77030-1510
Global Value Fund	Institutional	2,798,575.395	11.91%	Northern Trust Company FBO Ohana Holdings LLC P.O. Box 92956 Chicago, IL 60607-2956

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Global Value Fund	Institutional	1,645,774.923	7.01%	UC Riverside Foundation 900 University Avenue Riverside, CA 92521-0001
Global Value Fund	Investor	11,826,348.267	24.91%	Charles Schwab & Co. Inc. (1) 211 Main Street San Francisco, CA 94105-1905
Global Value Fund	Investor	10,885,674.837	22.93%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Global Value Fund	Investor	5,803,283.732	12.22%	RBC Capital Markets (1) 510 Marquette Avenue South Minneapolis, MN 55402-1110
Global Value Fund	Investor	5,113,071.592	10.77%	Merrill Lynch Pierce Fenner & Smith (1) 4800 Deer Lake Drive E Jacksonville, FL 32246-6484
Global Value Fund	Investor	3,999,080.193	8.42%	TD Ameritrade (1) 10812 Elm Street Omaha, NE 68144-4820
Global Value Fund	Investor	3,047,062.216	6.42%	Linsco Private Ledger (1) 9785 Towne Centre Drive San Diego, CA 92121-1968
International Fund	Institutional	18,062,272.756	14.22%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
International Fund	Investor	89,131,691.849	26.49%	Charles Schwab & Co. Inc. (1) 211 Main Street San Francisco, CA 94105-1905

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
International Fund	Investor	74,634,523.002	22.18%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
International Fund	Investor	23,107,307.922	6.87%	Merrill Lynch Pierce Fenner & Smith (1) 4800 Deer Lake Drive E Jacksonville, FL 32246-6484
International Small Cap Fund	Investor	14,758,276.851	39.50%	Charles Schwab & Co. Inc. (1) 211 Main Street San Francisco, CA 94105-1905
International Small Cap Fund	Investor	8,615,952.087	23.06%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
International Small Cap Fund	Investor	3,444,040.761	9.22%	Northern Trust Company FBO The McGraw Hill Co. Savings Plan Collective Investment Trust P.O. Box 92994 Chicago, IL 60675-0001
International Small Cap Fund	Investor	1,926,294.523	5.16%	Pershing LLC (1) 1 Pershing Plaza Jersey City, NJ 07399-0001
International Value Fund	Institutional	3,658,972.399	5.90%	UTAM International Equity Fund 101 College Street, Suite 350 Toronto, Ontario M5GIL7
International Value Fund	Investor	43,309,986.257	19.97%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
International Value Fund	Investor	38,673,701.925	17.83%	Charles Schwab & Co. Inc. (1) 211 Main Street San Francisco, CA 94105-1905
International Value Fund	Investor	14,555,007.486	6.71%	Merrill Lynch Pierce Fenner & Smith (1) 4800 Deer Lake Drive E Jacksonville, FL 32246-6484
International Value Fund	Investor	12,678,778.740	5.85%	Edward D. Jones & Company (1) 12555 Manchester Road St. Louis, MO 63131-3729
Mid Cap Fund	Institutional	22,197,336.099	32.71%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Mid Cap Fund	Institutional	11,144,360.488	16.42%	Wells Fargo Bank NA (1) P.O. Box 1533 Minneapolis, MN 55480-1533
Mid Cap Fund	Institutional	5,501,966.566	8.11%	Charles Schwab & Co. Inc. (1) 211 Main Street San Francisco, CA 94105-1905
Mid Cap Fund	Investor	32,656,601.872	28.47%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Mid Cap Fund	Investor	20,186,278.667	17.60%	Charles Schwab & Co. Inc. (1) 211 Main Street San Francisco, CA 94105-1905
Mid Cap Fund	Investor	9,437,265.007	8.23%	Linsco Private Ledger (1) 9785 Towne Centre Drive San Diego, CA 92121-1968

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Mid Cap Fund	Investor	6,026,689.846	5.25%	Vanguard Fiduciary Trust Co. (1) P.O. Box 2600 Valley Forge, PA 19482-2600
Mid Cap Value Fund	Institutional	18,529,695.337	37.40%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Mid Cap Value Fund	Institutional	5,506,626.505	11.12%	Vanguard Fiduciary Trust Co. (1) P.O. Box 2600 Valley Forge, PA 19482-2600
Mid Cap Value Fund	Institutional	4,001,729.688	8.08%	Mori & Co. (1) 911 Main Street, Suite 201 Kansas City, MO 64105-5304
Mid Cap Value Fund	Institutional	2,688,807.885	5.43%	Bank of Oklahoma (1) P.O. Box 2180 Tulsa, OK 74101-2180
Mid Cap Value Fund	Institutional	2,503,481.096	5.05%	Acuity Mutual Insurance Company 2800 South Taylor Drive Sheboygan, WI 53081-8474
Mid Cap Value Fund	Investor	97,701,411.607	27.22%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Mid Cap Value Fund	Investor	65,961,337.645	18.38%	Charles Schwab & Co. Inc. (1) 211 Main Street San Francisco, CA 94105-1905
Mid Cap Value Fund	Investor	26,652,537.768	7.42%	Morgan Stanley Smith Barney (1) Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Mid Cap Value Fund	Investor	20,685,737.320	5.76%	Linsco Private Ledger (1) 9785 Towne Centre Drive San Diego, CA 92121-1968
Small Cap Fund	Institutional	1,422,068.173	17.96%	Mac & Co. FBO NFL Players Retirement P.O. Box 3198 Pittsburgh, PA 15230-3198
Small Cap Fund	Institutional	740,552.288	9.35%	JP Morgan Chase FBO Newpage Retirement Savings Plan 11500 Outlook Street Overland Park, KS 66211-1804
Small Cap Fund	Institutional	654,756.957	8.27%	BMO Harris Bank (1) 11270 West Park Place, Suite 400 Milwaukee, WI 53224-3638
Small Cap Fund	Institutional	573,501.353	7.24%	Mac & Co. FBO Silicon Valley Community Foundation P.O. Box 3198 Pittsburgh, PA 15230-3198
Small Cap Fund	Institutional	487,803.929	6.16%	Prudential Retirement FBO The City of Seattle Seattle, WA 98124-4028
Small Cap Fund	Institutional	458,681.508	5.79%	Mac & Co. FBO Motorist Mutual Retirement Plan P.O. Box 3198 Pittsburgh, PA 15230-3198
Small Cap Fund	Institutional	434,476.319	5.49%	Grand Rapids Community Foundation 185 Oakes Street Grand Rapids, MI 49503-4008
Small Cap Fund	Institutional	419,477.464	5.30%	JP Morgan Retirement Plan Services FBO Texas Health Retirement Program 401(k) 11500 Outlook Street Overland Park, KS 66211-1804

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Small Cap Fund	Investor	19,447,561.050	40.34%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Small Cap Fund	Investor	10,019,670.544	20.78%	First Clearing LLC (1) 2801 Market Street St. Louis, MO 63103-2523
Small Cap Fund	Investor	4,569,678.274	9.48%	Charles Schwab & Co. Inc. (1) 211 Main Street San Francisco, CA 94105-1905
Small Cap Value Fund	Institutional	10,997,217.597	58.09%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Small Cap Value Fund	Institutional	1,430,779.275	7.56%	M NCPPC Employees Retirement System 6611 Kenilworth Avenue, Suite 100 Riverdale, MD 20737-1332
Small Cap Value Fund	Institutional	1,299,575.578	6.86%	Charles Schwab & Co. Inc. (1) 211 Main Street San Francisco, CA 94105-1905
Small Cap Value Fund	Institutional	1,297,097.775	6.85%	Mac & Co. FBO DTE Energy Company P.O. Box 3198 Pittsburgh, PA 15230-3198
Small Cap Value Fund	Institutional	989,396.949	5.23%	Northern Trust Company FBO University of Georgia Foundation P.O. Box 92956 Chicago, IL 60675-2956
Small Cap Value Fund	Institutional	960,123.378	5.07%	Community Foundation for Southeast Michigan 333 West Fort Street, Suite 2010 Detroit, MI 48226-3134

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Small Cap Value Fund	Investor	29,599,624.132	22.08%	Charles Schwab & Co. Inc. (1) 211 Main Street San Francisco, CA 94105-1905
Small Cap Value Fund	Investor	23,733,879.447	17.71%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Small Cap Value Fund	Investor	22,029,222.616	16.43%	First Clearing LLC (1) 2801 Market Street St. Louis, MO 63103-2523
Small Cap Value Fund	Investor	12,669,662.478	9.45%	Linsco Private Ledger (1) 9785 Towne Centre Drive San Diego, CA 92121-1968
Small Cap Value Fund	Investor	10,690,908.518	7.98%	Vanguard Fiduciary Trust Co. (1) P.O. Box 2600 Valley Forge, PA 19482-2600
Value Fund	Institutional	4,316,894.542	21.90%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Value Fund	Institutional	4,087,370.010	20.74%	Charles Schwab & Co. Inc. (1) 211 Main Street San Francisco, CA 94105-1905
Value Fund	Institutional	2,336,054.129	11.85%	Rose Foundation 600 S. Cherry Street Suite 1200 Denver, CO 80246-1712
Value Fund	Institutional	1,283,995.538	6.52%	Wells Fargo Bank NA FBO Stoel Rives Retirement P.O. Box 1533 Minneapolis, MN 55480-1533

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class	Name and Address of Beneficial Owner
Value Fund	Institutional	1,226,157.672	6.22%	Artisan Partners Limited Partnership 875 East Wisconsin Avenue, Suite 800 Milwaukee, WI 53202
Value Fund	Institutional	1,129,868.990	5.73%	SEI Trust Company FBO Sageworth Global Fund 1 Freedom Valley Drive Oaks, PA 19456-9989
Value Fund	Investor	21,670,607.389	33.53%	Charles Schwab & Co. Inc. (1) 211 Main Street San Francisco, CA 94105-1905
Value Fund	Investor	12,602,630.507	19.50%	Genworth Financial Trust Co. (1) 3200 North Central Avenue Phoenix, AZ 85012-2403
Value Fund	Investor	8,948,611.302	13.84%	National Financial Services Corp. (1) One World Financial Center 200 Liberty Street New York, NY 10281-1003
Value Fund	Investor	6,622,653.351	10.25%	RBC Capital Markets LLC (1) 510 Marquette Avenue South Minneapolis, MN 55402-1110
Value Fund	Investor	5,811,574.599	8.99%	TD Ameritrade (1) 10812 Elm Street Omaha, NE 68144-4820

1 Shares are held of record on behalf of customers, and not beneficially. With respect to Charles Schwab & Co. Inc., the percentage of outstanding Investor Shares held of Global Equity Fund includes 30.96% of outstanding shares held beneficially by Mark L. Yockey. With respect to National Financial Services Corp., the percentage of outstanding Investor Shares held of International Value Fund and Small Cap Fund includes 7.34% and 10.57%, respectively, of outstanding shares held beneficially by Fidelity Strategic Advisors.

* A party holding in excess of 25% of the outstanding voting securities of a Fund is presumed to be a “control person” (as defined in the 1940 Act) of such Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

As of August 15, 2013, the Directors and officers as a group owned, of record and beneficially (unless otherwise indicated), less than 1% of the outstanding shares of each class of the Funds, except as set forth below:

Fund	Share Class	Amount of Shares Owned	Percentage of Share Class
Emerging Markets Fund	Institutional	587,924.684	1.59%
Global Equity Fund	Investor	270,407.039	2.82%
Global Small Cap Fund	Investor	183,723.891	6.12%
Value Fund	Institutional	351,571.916	1.78%

As of August 15, 2013, each of the Directors and named executive officers owned, of record and beneficially (unless otherwise indicated), less than 1% of the outstanding shares of each class of the Funds, except as set forth below:

Name	Fund	Share Class	Amount of Shares Owned	Percentage of Share Class
Andrew A. Ziegler	Emerging Markets Fund	Institutional	582,070.440	1.58%
Andrew A. Ziegler	Global Equity Fund	Investor	214,220.166	2.23%
Eric R. Colson	Global Small Cap Fund	Investor	50,543.478	1.68%
Andrew A. Ziegler	Global Small Cap Fund	Investor	120,000.000	3.99%
Andrew A. Ziegler	Value Fund	Institutional	351,571.916	1.78%

APPENDIX C

ADDITIONAL INFORMATION ON PROPOSAL 1

Additional information on Proposal 1, including information on the principal officers of the Corporation, Nominee ownership of Fund shares, Board compensation, committees and meetings of the Board and Artisan Funds’ independent registered public accounting firm, is presented below.

Principal Officers of the Corporation

The Board elects the officers of the Corporation, provided that the chief compliance officer must be approved by a majority of the Independent Directors. Each officer holds office for one year and until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The Board may remove any officer, with or without cause, at any time, provided that a majority of the Independent Directors must approve the removal of the chief compliance officer. The following table lists the names and ages of the officers, the positions held with the Corporation, the date each first was elected to office, their principal business occupations during the past five years, and any directorships held in a public company or registered investment company. The business address of each officer is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. None of the officers listed below receives compensation from any of the Funds.

Name and Age at May 31, 2013	Position(s) Held with the Corporation	Date First Elected to Office	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Officers:
Eric R. Colson, 44	President and Chief Executive Officer	2/9/10	President, Chief Executive Officer and Director of APAM (since March 2013); Managing Director, Chief Executive Officer (since January 2010) and President (since April 2013) of the Investment Adviser; prior thereto, Managing Director and Chief Operating Officer – Investment Operations of the Investment Adviser.	None.

Name and Age at May 31, 2013	Position(s) Held with the Corporation	Date First Elected to Office	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Gregory K. Ramirez, 42	Chief Financial Officer, Vice President and Treasurer	2/8/11	Managing Director and since April 2013 Vice President and Assistant Treasurer of the Investment Adviser; Vice President, Treasurer and Chief Financial Officer of Artisan Partners Distributors LLC since July 2012; prior thereto, Assistant Treasurer of Artisan Partners Distributors LLC; until February 2011, Assistant Secretary and Assistant Treasurer of the Corporation.	None.
Sarah A. Johnson, 41	General Counsel, Vice President and Secretary	2/8/11	Managing Director (since March 2010),Vice President and Assistant Secretary (since April 2013), Chief Compliance Officer (since January 2012) and Associate Counsel of the Investment Adviser; Vice President and Secretary of Artisan Partners Distributors LLC; until February 2011, Assistant Secretary of the Corporation.	None.
Brooke J. Billick, 59	Chief Compliance Officer	8/19/04	Chief Compliance Officer – U.S. Mutual Funds and Associate Counsel of the Investment Adviser; Chief Compliance Officer of Artisan Partners Distributors LLC; until January 2012, Chief Compliance Officer of the Investment Adviser.	None.
James S. Hamman, Jr., 43	Vice President and Assistant Secretary	2/8/11	Associate Counsel (since March 2010) and Vice President (since April 2013) of the Investment Adviser; from January 2008 until February 2010, Principal of Elite Investment Partners, LLC; prior thereto, Executive Vice President, General Counsel and Secretary of Calamos Asset Management, Inc.	None.

Name and Age at May 31, 2013	Position(s) Held with the Corporation	Date First Elected to Office	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Stephen W. Hlavach, 45	Assistant Treasurer	2/14/12	Tax Director (since January 2011) and Assistant Treasurer (since April 2013) of the Investment Adviser; prior thereto, Tax Lead, Mergers & Acquisitions of The Boeing Company.	None.
Shannon K. Jagodinski, 35	Assistant Treasurer	2/14/12	Senior Manager of Investment Accounting of the Investment Adviser.	None.

Nominee Ownership of Fund Shares

The following table illustrates the dollar range of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by each Nominee as of August 15, 2013. The dollar range for the securities represented in the table was determined using the net asset value of a share of each Fund as of the close of business on August 15, 2013.

Fund	Nominees who are not “interested persons” of the Corporation					Nominee who is an “interested person” of the Corporation
	David A. Erne	Gail L. Hanson	Thomas R. Hefty	Patrick S. Pittard	R. Scott Trumbull	Eric. R Colson
Artisan Emerging Markets Fund	Over $100,000	$50,001-$100,000	None	None	None	Over $100,000
Artisan Global Equity Fund	None	$50,001-$100,000	None	None	None	Over $100,000
Artisan Global Opportunities Fund	None	None	None	None	$50,001-$100,000	Over $100,000
Artisan Global Small Cap Fund	None	None	None	None	None	Over $100,000
Artisan Global Value Fund	Over $100,000	$50,001-$100,000	None	Over $100,000	$50,001-$100,000	Over $100,000
Artisan International Fund	Over $100,000	$50,001-$100,000	Over $100,000	$50,001-$100,000	None	$10,001-$50,000
Artisan International Small Cap Fund	Over $100,000	None	None	None	None	$50,001-$100,000

Fund	Nominees who are not “interested persons” of the Corporation					Nominee who is an “interested person” of the Corporation
	David A. Erne	Gail L. Hanson	Thomas R. Hefty	Patrick S. Pittard	R. Scott Trumbull	Eric. R Colson
Artisan International Value Fund	Over $100,000	None	None	Over $100,000	None	$10,001-$50,000
Artisan Mid Cap Fund	Over $100,000	$50,001-$100,000	Over $100,000	$50,001-$100,000	$10,001-$50,000	$50,001-$100,000
Artisan Mid Cap Value Fund	Over $100,000	$50,001-$100,000	None	Over $100,000	$50,001-$100,000	$10,001-$50,000
Artisan Small Cap Fund	Over $100,000	Over $100,000	Over $100,000	$50,001-$100,000	None	$50,001-$100,000
Artisan Small Cap Value Fund	Over $100,000	$50,001-$100,000	Over $100,000	$50,001-$100,000	None	$10,001-$50,000
Artisan Value Fund	Over $100,000	None	None	Over $100,000	None	Over $100,000
Aggregate Artisan Funds Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000

None of the Nominees who would be Independent Directors of the Corporation or their immediate family members had any interest in the Investment Adviser or Artisan Partners Distributor LLC, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes a Nominee’s spouse, children residing in a Nominee’s household and dependents of a Nominee.

Board Compensation

The following table sets forth the aggregate compensation paid by the Funds to each Incumbent Director Nominee for the fiscal year ended September 30, 2012.

Name of Nominee	Aggregate Compensation Received from the Funds	Pension or Retirement Benefits Accrued (as Part of the Funds’ Expenses)	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and the Fund Complex
Nominees who are not “interested persons” of the Corporation:
David A. Erne	$260,000	$ 0	$ 0	$260,000
Gail L. Hanson[1]	$150,000	$ 0	$ 0	$150,000
Thomas R. Hefty	$230,000	$ 0	$ 0	$230,000
Patrick S. Pittard	$203,832	$ 0	$ 0	$203,832
R. Scott Trumbull[2]	—	—	—	—

1 Ms. Hanson became a director of the Corporation effective January 1, 2012, and accordingly received only partial compensation from the Funds for the fiscal year ended September 30, 2012.

2 Mr. Trumbull became a director of the Corporation effective November 13, 2012, and accordingly did not receive any compensation from the Funds for the fiscal year ended September 30, 2012.

Committees and Meetings of the Board

The Board has an audit committee and a governance and nominating committee. The audit and the governance and nominating committees are composed solely of Independent Directors. In addition, the Board has appointed a valuation committee comprised of employees of the Investment Adviser. The following table identifies the members of those committees, the number of meetings of each committee held during the fiscal year ended September 30, 2012, and the function of each committee:

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee
Audit Committee	David A. Erne Gail L. Hanson Thomas R. Hefty* Patrick S. Pittard R. Scott Trumbull**	4	The audit committee selects the independent auditors; meets with the independent auditors and management to review the scope and the results of the audits of Artisan Funds’ financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of Artisan Funds’ internal controls; pre-approves the audit and certain non-audit services provided by the independent auditors; and reviews legal and regulatory matters.
Governance and Nominating Committee	David A. Erne Gail L. Hanson Thomas R. Hefty Patrick S. Pittard* R. Scott Trumbull**	5	The governance and nominating committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested directors and compensation of directors who are not affiliated persons of the Investment Adviser, and oversees the process for evaluating the functioning of the board. Pursuant to procedures and policies adopted under its charter, the governance and nominating committee will consider shareholder recommendations regarding candidates for election as directors.

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee
Valuation Committee	James S. Hamman, Jr. Shannon K. Jagodinski Sarah A. Johnson Janet D. Olsen Gregory K. Ramirez Laura E. Simpson***	130¯	The valuation committee is responsible for determining, in accordance with Artisan Funds’ valuation procedures, a fair value for any portfolio security for which no reliable market quotations are available or for which the valuation procedures do not produce a fair value.

*	Chairperson of the committee.
**	Mr. Trumbull was elected by shareholders to the Board effective November 13, 2012. Mr. Trumbull was appointed as a member of each of the audit committee and the governance and nominating committee effective January 11, 2013. As such, Mr. Trumbull did not participate in meetings of the audit committee and the governance and nominating committee for the fiscal year ended September 30, 2012.
***	Ms. Simpson was added as a member of the valuation committee on February 12, 2013. As such, Ms. Simpson did not participate in meetings of the valuation committee for the fiscal year ended September 30, 2012.
¯	The number shown represents the number of valuation actions taken by the committee, not the number of times the committee met.

Governance and Nominating Committee. The governance and nominating committee operates pursuant to a written charter, which was most recently amended on May 14, 2013 and is included in Appendix H. The Committee will consider candidates recommended by shareholders. Shareholders wishing to recommend a candidate for election to the Board (“Nominating Shareholder”) may do so by submitting a recommendation in writing and delivering a hard copy with the shareholder’s original signature to the attention of the secretary of the Corporation at the address of the principal executive offices of the Corporation. The recommendation should include (i) the class or series and number of all shares of each Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience, current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Distributor, and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a director, if elected; (v) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

When evaluating a candidate as a potential nominee to serve as an Independent Director of the Corporation, whether the candidate is nominated by other members of the Board, a shareholder or the management of the Corporation, the governance and nominating committee may consider, among other factors, (a) whether or not the candidate is an “interested person” of the Funds or an affiliate (as defined in the 1940 Act); (b) whether or not the candidate clearly recognizes that the role of the Directors is to represent the interests of the shareholders; (c) relevant business and industry experience, as well as compatibility with other Directors with respect to business philosophy and personal style; and (d) the effect of the Corporation’s retirement policy on the potential length of service of any candidate. Additionally, final candidates will undergo an in-person interview and be required to complete a standardized questionnaire, and may be subject to a more extensive background check.

The governance and nominating committee takes the overall diversity of the Board into account when considering and evaluating candidates for Independent Director. While the committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering candidates, the committee generally considers the manner in which each candidate’s business experience, background, race, gender and national origin are complementary to the existing Independent Directors’ attributes.

Shareholder Communications. The Board has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the attention of the Board, or specified individual Directors, c/o Secretary of Artisan Funds, 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Independent Registered Public Accounting Firm

Ernst & Young LLP (“Ernst & Young”), located at 155 N. Wacker Drive, Chicago, Illinois 60606, serves as the Funds’ independent registered public accounting firm. The Funds know of no direct or indirect financial interest of Ernst & Young in any of the Funds. Representatives of Ernst & Young are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Aggregate fees billed to the Corporation for professional services rendered by Ernst & Young are summarized in the table below. The table summarizes fees billed (or to be billed) by Ernst & Young for work performed relating to each applicable period identified below.

Fees:

	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2011
Audit Fees (a)	$265,500	$257,900
Audit-Related Fees (b)	$50,200	$48,800
Tax Fees (c)	$293,650	$212,450
All Other Fees (d)	$—	—

(a) “Audit Fees” include amounts for professional services rendered by Ernst & Young for the audit of the Corporation’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements, including for 2012, portions of which had not been billed as of September 30, 2012, and fees billed for consents issued in conjunction with the Corporation’s post-effective amendments to the Funds’ registration statements filed for each of the last two fiscal years. The fees billed during the fiscal year ended September 30, 2012 also include consents issued in conjunction with the Corporation’s post-effective amendments to the Funds’ registration statements filed in connection with the name change of Artisan Global Opportunities Fund (formerly Artisan Growth Opportunities Fund) and the initial offering of institutional shares of Artisan Global Value Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund. The fees billed during the fiscal year ended September 30, 2011 also include consents issued in conjunction with the Corporation’s post-effective amendments to the Funds’ registration statements filed in connection with the initial offering of institutional shares of Artisan Global Opportunities Fund and Artisan Value Fund.

(b) “Audit-Related Fees” include amounts for assurance and related services by Ernst & Young that are reasonably related to the performance of the audit of the Corporation’s financial statements. Audit-related fees have not been reported under the item “audit fees” in the chart above.

The fees billed by Ernst & Young during the fiscal years ended September 30, 2012 and September 30, 2011 include fees incurred for services for review procedures performed in conjunction with the semiannual reports to shareholders as of March 31, 2012 and March 31, 2011.

(c) “Tax Fees” include amounts for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning.

The fees shown in the table above for the fiscal year ended September 30, 2012 include fees for (1) the review and preparation of the Funds’ income tax returns for the fiscal year ended September 30, 2012, which had not been billed as of September 30, 2012; (2) the review of excise tax calculations and preparation of excise tax returns for the calendar year ended December 31, 2012, which also had not yet been billed as of September 30, 2012; (3) the use of a PFIC database supplied by Ernst & Young for the fiscal year ended September 30, 2011 and the excise year ended December 31, 2011, and the semiannual period ended March 31, 2012; (4) the use of a Qualified Foreign Corporation (QFC) Database supplied by Ernst & Young for the calendar year ended December 31, 2011; and (5) the filing of reclaims of tax amounts withheld by European Union member countries.

The fees shown in the table above for the fiscal year ended September 30, 2011 include fees for (1) the review and preparation of the Funds’ income tax returns for the fiscal year ended September 30, 2011; (2) the review of excise tax calculations and preparation of excise tax returns for the calendar year ended December 31, 2011; (3) the use of a PFIC database supplied by Ernst & Young for the fiscal year ended September 30, 2010 and the excise year ended December 31, 2010, and the semiannual period ended March 31, 2011; and (4) the use of a Qualified Foreign Corporation (QFC) Database supplied by Ernst & Young for the calendar year ended December 31, 2010.

(d) None.

During its regularly scheduled periodic meetings, the Corporation’s audit committee considers any requests to pre-approve any audit, audit-related, tax and other services to be provided by Ernst & Young. The audit committee has authorized its chairman to exercise that authority in the intervals between meetings; and the chairman presents any such pre-approvals to the audit committee at its next regularly scheduled meeting. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate fees for all such services provided constitutes no more than five percent of the total amount of fees paid by the Corporation to Ernst & Young during the fiscal year in which services are provided, 2) such services were not recognized by the Corporation at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the Corporation and approved prior to the completion of the audit.

No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The aggregate fees for the fiscal years ended September 30, 2012 and September 30, 2011 by Ernst & Young for non-audit services rendered to the Corporation are shown in the tables above and described under (b) – (d) above. For the Corporation’s fiscal years ended September 30, 2012 and September 30, 2011, Ernst & Young served as the Corporation’s principal accountant and provided no services and billed no fees for non-audit services rendered to the Investment Adviser or entities controlling, controlled by or under common control with the Investment Adviser.

The audit committee has considered whether the provision of non-audit services that were rendered to the Investment Adviser, and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Corporation that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. The provisions of Rule 2-01(c)(7) were effective on May 6, 2003. No such services were rendered on or after May 6, 2003.

APPENDIX D

INFORMATION REGARDING CURRENT INVESTMENT ADVISORY AGREEMENTS

The Investment Adviser currently serves as investment adviser to the Funds pursuant to the Current Advisory Agreements. The Investment Adviser also serves as the administrator to the Funds.

The table below sets forth the date of each Fund’s Current Advisory Agreement, the date it was last submitted to a vote of shareholders, the annual rate at which management fees were paid by each Fund to the Investment Adviser, stated as a percentage of that Fund’s average daily net assets, for the fiscal year ended September 30, 2012 and the aggregate amount of management fees paid by each Fund to the Investment Adviser for that Fund’s fiscal year ended September 30, 2012.

Fund	Date of Agreement	Date of Last Shareholder Approval[1]	Annual Rate at which Management Fees were Paid	Aggregate Amount of Management Fees Paid to Investment Adviser
Artisan Emerging Markets Fund	May 10, 2006, as amended February 1, 2013	May 10, 2006	1.05%	$8,360,957
Artisan Global Equity Fund	February 9, 2010	February 9, 2010	1.00%	$121,499[2]
Artisan Global Opportunities Fund	May 15, 2008	May 15, 2008	0.90%	$2,058,152
Artisan Global Small Cap Fund	June 21, 2013	June 21, 2013	N/A3	N/A3
Artisan Global Value Fund	August 9, 2007	August 9, 2007	1.00%	$1,382,635[4]
Artisan International Fund	December 28, 2005, as amended November 17, 2005	December 28, 2005	0.93%	$82,585,046
Artisan International Small Cap Fund	November 7, 2001	November 7, 2001	1.25%	$7,705,366
Artisan International Value Fund	August 9, 2002	August 9, 2002	0.94%	$48,879,489
Artisan Mid Cap Fund	April 10, 1997	April 10, 1997	0.93%	$57,113,979
Artisan Mid Cap Value Fund	January 25, 2001	January 25, 2001	0.93%	$70,993,428
Artisan Small Cap Fund	March 27, 1995	March 27, 1995	1.00%	$4,864,726
Artisan Small Cap Value Fund	August 20, 1997	August 20, 1997	0.94%	$26,841,558

Fund	Date of Agreement	Date of Last Shareholder Approval[1]	Annual Rate at which Management Fees were Paid	Aggregate Amount of Management Fees Paid to Investment Adviser
Artisan Value Fund	February 9, 2006, as amended December 1, 2010	February 9, 2006	0.72%	$4,895,747

[1]	The investment advisory agreement was submitted to shareholders for approval in connection with retaining the Investment Adviser as the Fund’s investment adviser.

[2]	This amount does not reflect the advisory fees waived by the Investment Adviser. If advisory fee waivers were reflected, the net advisory fees paid by Artisan Global Equity Fund would have been $0.

[3]	Artisan Global Small Fund commenced operations on June 25, 2013. As such, the Fund did not pay management fees to the Investment Adviser for the fiscal year ended September 30, 2012.

[4]

This amount does not reflect the advisory fees waived by the Investment Adviser. If advisory fee waivers were reflected, the net advisory fees paid by Artisan Global Value Fund would have been $1,357,389.

The table below sets forth the management fee schedule for each of the Funds:

Fund	Annual Rate of Fee	Asset Base
Artisan Emerging Markets Fund[1]	1.050% 1.025% 1.000% 0.975% 0.950%	up to $1 billion $1 billion up to $2 billion $2 billion up to $3.5 billion $3.5 billion up to $5 billion over $5 billion
Artisan Global Equity Fund[1]	1.000% 0.975% 0.950% 0.925% 0.900%	up to $1 billion $1 billion up to $4 billion $4 billion up to $8 billion $8 billion up to $12 billion over $12 billion
Artisan Global Opportunities Fund[1]	0.900% 0.875% 0.850% 0.825% 0.800%	up to $1 billion $1 billion up to $4 billion $4 billion up to $8 billion $8 billion up to $12 billion over $12 billion
Artisan Global Small Cap Fund[2]	1.000%	All assets
Artisan Global Value Fund[1]	1.000% 0.975% 0.950% 0.925% 0.900%	up to $1 billion $1 billion up to $4 billion $4 billion up to $8 billion $8 billion up to $12 billion over $12 billion

Fund	Annual Rate of Fee	Asset Base
Artisan International Fund	1.000% 0.975% 0.950% 0.925% 0.900%	up to $500 million $500 million up to $750 million $750 million up to $1 billion $1 billion up to $12 billion over $12 billion
Artisan International Small Cap Fund	1.250%	All assets
Artisan International Value Fund	1.000% 0.975% 0.950% 0.925%	up to $500 million $500 million up to $750 million $750 million up to $1 billion over $1 billion
Artisan Mid Cap Fund	1.000% 0.975% 0.950% 0.925%	up to $500 million $500 million up to $750 million $750 million up to $1 billion over $1 billion
Artisan Mid Cap Value Fund	1.000% 0.975% 0.950% 0.925%	up to $500 million $500 million up to $750 million $750 million up to $1 billion over $1 billion
Artisan Small Cap Fund	1.000% 0.975% 0.950% 0.925%	up to $500 million $500 million up to $750 million $750 million up to $1 billion over $1 billion
Artisan Small Cap Value Fund	1.000% 0.975% 0.950% 0.925%	up to $500 million $500 million up to $750 million $750 million up to $1 billion over $1 billion
Value Fund	0.800% 0.760% 0.720% 0.680% 0.640%	up to $50 million $50 million up to $ 100 million $100 million up to $500 million $500 million up to $7.5 billion over $7.5 billion

[1]

Artisan Partners has, in a separate contract, agreed to reimburse the Fund for its management fee and any other ordinary operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs) in excess of 1.50% of its average daily net assets. This contract continues through February 1, 2014, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

[2]

Artisan Partners has, in a separate contract, agreed to reimburse the Fund for its management fee and any other ordinary operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs) in excess of 1.50% of its average daily net assets. This contract continues through July 1, 2014, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

APPENDIX E

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

ARTISAN PARTNERS FUNDS, INC.

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

Artisan Partners Funds, Inc., a Wisconsin corporation registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified management investment company (“Artisan Funds”), and Artisan Partners Limited Partnership, a Delaware limited partnership registered under the Investment Advisers Act of 1940, as amended, as an investment adviser (“Artisan Partners”), in consideration of the mutual covenants herein contained, agree that:

1.	Engagement of Artisan Partners.

(a) Artisan Partners shall manage the investment and reinvestment of the assets of each series of Artisan Funds listed on Schedule A hereto (each a “Fund” and together “the Funds”), as may be amended from time to time, subject to such policies as the board of directors of Artisan Funds (the “board”) may determine, for the period and on the terms set forth in this Amended and Restated Investment Advisory Agreement (the “Agreement”). Artisan Partners shall give due consideration to the investment policies and restrictions and the other statements concerning the Funds in Artisan Funds’ articles of incorporation, bylaws, and registration statements under the 1940 Act and the Securities Act of 1933 (“1933 Act”) and to the provisions of the Internal Revenue Code applicable to each Fund as a regulated investment company. Artisan Partners shall be deemed for all purposes to be an independent contractor and not an agent of Artisan Funds or any Fund, and unless otherwise expressly provided or authorized, shall have no authority to act for or represent Artisan Funds or any Fund in any way.

(b) Artisan Partners is authorized to make the decisions to buy and sell portfolio investments, to place each Fund’s portfolio transactions with broker-dealers, and to negotiate the terms of such transactions, including brokerage commissions on brokerage transactions, on behalf of such Fund.

Artisan Partners’ primary consideration in effecting a security or other transaction for a Fund will be to obtain best execution for the Fund, taking into account all factors Artisan Partners deems relevant, including, by way of example, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Subject to such policies as the board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, Artisan Partners shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused any Fund to pay a broker-dealer, acting as agent, for effecting a portfolio transaction an amount of commission in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if

Artisan Partners determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Artisan Partners’ overall responsibilities with respect to such Fund and to other clients as to which it exercises investment discretion, and in so doing shall not be required to make any reduction in its investment advisory fees.

(c) Artisan Partners may, from time to time, delegate to one or more sub-advisers (each a “Sub-adviser”) any of Artisan Partners’ duties under this Agreement with respect to any Fund. Any such Sub-adviser shall have all of the rights and powers of Artisan Partners as set forth in this Agreement and as specifically delegated to it by Artisan Partners with respect to such Fund; provided (i) that Artisan Partners must (A) oversee the provision of delegated services and (B) bear any additional costs for the services provided by any Sub-adviser and (ii) that no such delegation will relieve Artisan Partners of any of its obligations under this Agreement; and provided further, that the retention (or termination) of any Sub-adviser shall be approved in advance by (i) the board in conformity with the requirements of the 1940 Act, and (ii) the shareholders of the Fund if required under any applicable provisions of the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff. Artisan Partners will review, monitor and report to the board regarding the performance and investment procedures of any Sub-adviser. A Sub-adviser may be an affiliate of Artisan Partners.

Artisan Partners represents that it will notify Artisan Funds of any change in the membership of Artisan Partners within a reasonable time after any such change, to the extent required by Section 205(a)(3) of the Advisers Act.

2.    Expenses to be Paid by Artisan Partners. Artisan Partners shall furnish to Artisan Funds, at its own expense, office space and all necessary office facilities, equipment and personnel for managing each Fund. Artisan Partners shall also assume and pay all other expenses incurred by it in connection with managing the assets of each Fund; all expenses of marketing shares of each Fund to the extent that such expenses exceed amounts paid under any plan of distribution of shares pursuant to Section 12(b) of the 1940 Act; all expenses of placement of securities orders and related bookkeeping; and such portion of all fees, dues and other expenses related to membership of Artisan Funds in any trade association or other investment company organization as may be determined by the board from time to time. Artisan Partners shall not be obligated to pay any expenses of or for any Fund not expressly assumed by Artisan Partners herein.

3.    Expenses to be Paid by Artisan Funds. Artisan Funds shall pay all expenses of its operation not specifically assumed by Artisan Partners, including, but not limited to, all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities and other property and of its transfer agents and registrars and its dividend disbursing and redemption agents, if any; all expenses associated with daily price computations, including pricing services used in the valuation of securities; all charges of legal counsel and of independent accountants; all compensation of directors other than those affiliated with Artisan Partners and all expenses incurred in connection with their services to Artisan Funds; all costs of borrowing money; all expenses of publication of notices and reports to its shareholders and to governmental bodies or regulatory agencies; all expenses of proxy solicitations of the Funds or of the board; all expenses of shareholder meetings; all expenses of typesetting of the Funds’ prospectuses and of printing and mailing copies of the prospectuses furnished to each then-existing shareholder or beneficial owner; all taxes and fees payable to federal, state or other governmental agencies, domestic or foreign; all stamp or other taxes; all expenses of printing and mailing certificates for shares of the Funds; all expenses of bond and insurance coverage required by law or deemed advisable by the board; all expenses of qualifying and maintaining qualification of shares of the Funds under the securities laws of such United States and non-United States jurisdictions as Artisan Funds may from time to time reasonably designate; all expenses of maintaining the registration of Artisan Funds under the 1933 Act and the 1940 Act; and such portion of all fees, dues and other expenses related to membership of Artisan Funds in any trade association or other investment company organization as may be determined by the board from time to time. In addition to the payment of expenses, the Funds also shall pay all brokers’ commissions and other charges relating to the purchase and sale of portfolio securities for the Funds. Any expenses borne by Artisan Funds that are attributable solely to the operation or business of any particular Fund shall be paid solely out of such Fund’s assets. Any expenses borne by Artisan Funds that are not solely attributable to any particular Fund shall be apportioned in such manner as Artisan Partners determines is fair and appropriate, or as otherwise specified by the board.

4.    Compensation of Artisan Partners. For the services to be rendered and the charges and expenses to be assumed and to be paid by Artisan Partners hereunder, each Fund shall pay to Artisan Partners a monthly fee at the annual rate set forth in Schedule A hereto based on such Fund’s average daily net assets. If Artisan Partners shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

5.    Services of Artisan Partners Not Exclusive. The services of Artisan Partners (and any person controlled by or under common control with Artisan Partners) to Artisan Funds hereunder are not to be deemed exclusive, and Artisan Partners (and any person controlled by or under common control with Artisan Partners) shall be free to render similar services to others so long as its services under this Agreement are not impaired by such other activities.

6.    Services Other Than as Investment Adviser. Artisan Partners (or an affiliate of Artisan Partners) may act as broker for any Fund in connection with the purchase or sale of securities by or to such Fund if and to the extent permitted by procedures adopted from time to time by the board. Such brokerage services are not within the scope of the duties of Artisan Partners under this Agreement, and, within the limits permitted by law and the board, Artisan Partners (or an affiliate of Artisan Partners) may receive brokerage commissions, fees or other remuneration from such Fund for such services in addition to its fee for services as an investment adviser pursuant to this Agreement. Within the limits permitted by law, Artisan Partners may receive compensation from any Fund for other services performed by it for such Fund which are not within the scope of the duties of Artisan Partners under this Agreement.

7.    Limitation of Liability of Artisan Partners. Artisan Partners shall not be liable to Artisan Funds or its shareholders for any loss suffered by Artisan Funds or its shareholders from or as a consequence of any act or omission of Artisan Partners, or of any of the partners, employees or agents of Artisan Partners, in connection with or pursuant to this Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or by reason of reckless disregard by Artisan Partners of its obligations and duties under this Agreement.

8.    Duration and Renewal. This Agreement is effective upon its execution. Unless terminated as provided in Section 9 of this Agreement, this Agreement shall continue in effect through June 30, 2015, and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those directors who are not interested persons of Artisan Funds or of Artisan Partners, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the board or vote of the holders of a “majority of the outstanding shares of the Fund”; provided, however, that if the continuance of this Agreement is submitted to the shareholders of a Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, Artisan Partners may continue to serve hereunder as investment adviser to such Fund in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act, subject to any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

9.    Termination. This Agreement may be terminated as to any Fund at any time, without payment of any penalty, by the board or by vote of the holders of a majority of the outstanding shares of such Fund, upon 60 days’ written notice, delivered or mailed by registered mail, postage prepaid, to Artisan Partners. This Agreement may be terminated as to any Fund by Artisan Partners at any time, without payment of any penalty, upon 60 days’ written notice, delivered or mailed by registered mail, postage prepaid, to Artisan Funds. This Agreement shall terminate automatically, without payment of any penalty, in the event of its assignment, provided that no delegation of responsibilities by Artisan Partners pursuant to Section 1(c) of this Agreement shall be deemed to constitute an assignment. The termination of this Agreement with respect to any one Fund shall not be deemed to terminate this Agreement with respect to any other Fund.

10.    Amendment. This Agreement may not be amended orally, but only by an instrument in writing signed by the party against which enforcement of the amendment is sought. No amendment to this Agreement shall become effective until approved in a manner consistent with the 1940 Act, the rules and regulations thereunder and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

11.	Definitions.

For the purposes of this Agreement, the term “a majority of the outstanding shares of the Fund” will be construed in accordance with the definition of “vote of a majority of the outstanding voting securities of a company” in Section 2(a)(42) of the 1940 Act.

For the purposes of this Agreement, the terms “affiliated person,” “control,” “interested person” and “assignment” have their respective meanings defined in the 1940 Act, subject, however, to the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; the term “approve at least annually” will be construed in a manner consistent with the 1940 Act and the rules and regulations under the 1940 Act and any applicable guidance or interpretation of the Securities and Exchange Commission or its staff; and the term “brokerage and research services” has the meaning given in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder and under any applicable guidance or interpretation of the Securities and Exchange Commission or its staff.

Dated:    [    ]

IN WITNESS WHEREOF, ARTISAN PARTNERS FUNDS, INC. and ARTISAN PARTNERS LIMITED PARTNERSHIP have each caused this agreement to be signed on its behalf by its duly authorized representative, all as of the date above.

Artisan Partners Funds, Inc.

By:

Artisan Partners Limited Partnership

By:

Schedule A

Fund	Annual Rate of Fee		Asset Base
Emerging Markets Fund	1.050 1.025 1.000 0.975 0.950	% % % % %	up to $1 billion $1 billion up to $2 billion $2 billion up to $3.5 billion $3.5 billion up to $5 billion over $5 billion
Global Equity Fund	1.000 0.975 0.950 0.925 0.900	% % % % %	up to $1 billion $1 billion up to $4 billion $4 billion up to $8 billion $8 billion up to $12 billion over $12 billion
Global Opportunities Fund	0.900 0.875 0.850 0.825 0.800	% % % % %	up to $1 billion $1 billion up to $4 billion $4 billion up to $8 billion $8 billion up to $12 billion over $12 billion
Global Small Cap Fund	1.000%		All assets
Global Value Fund	1.000 0.975 0.950 0.925 0.900	% % % % %	up to $1 billion $1 billion up to $4 billion $4 billion up to $8 billion $8 billion up to $12 billion over $12 billion
International Fund	1.000 0.975 0.950 0.925 0.900	% % % % %	up to $500 million $500 million up to $750 million $750 million up to $1 billion $1 billion up to $12 billion over $12 billion
International Small Cap Fund	1.250%		All assets
International Value Fund	1.000 0.975 0.950 0.925	% % % %	up to $500 million $500 million up to $750 million $750 million up to $1 billion over $1 billion
Mid Cap Fund	1.000 0.975 0.950 0.925	% % % %	up to $500 million $500 million up to $750 million $750 million up to $1 billion over $1 billion
Mid Cap Value Fund	1.000 0.975 0.950 0.925	% % % %	up to $500 million $500 million up to $750 million $750 million up to $1 billion over $1 billion
Small Cap Fund	1.000 0.975 0.950 0.925	% % % %	up to $500 million $500 million up to $750 million $750 million up to $1 billion over $1 billion

Fund	Annual Rate of Fee		Asset Base
Small Cap Value Fund	1.000 0.975 0.950 0.925	% % % %	up to $500 million $500 million up to $750 million $750 million up to $1 billion over $1 billion
Value Fund	0.800 0.760 0.720 0.680 0.640	% % % % %	up to $50 million $50 million up to $100 million $100 million up to $500 million $500 million up to $7.5 billion over $7.5 billion

APPENDIX F

ADDITIONAL INFORMATION REGARDING THE INVESTMENT ADVISER

The table below sets forth the name and principal occupation of the Investment Adviser’s principal executive officers and directors, as well as each officer or director of the Corporation who is an officer, employee, director or shareholder of the Investment Adviser. Certain of the Investment Adviser’s principal executive officers also serve as directors or officers of the Corporation. The business address of each such officer and/or director is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Name	Position Held with the Corporation	Principal Occupation
Brooke J. Billick	Chief Compliance Officer	Chief Compliance Officer – U.S. Mutual Funds and Associate Counsel, Investment Adviser; Chief Compliance Officer, Distributors
Eric R. Colson	Director (since November 12, 2013, if elected by shareholders at the Meeting), President and Chief Executive Officer	Managing Director, Chief Executive Officer and President, Investment Adviser; President, Chief Executive Officer and Director, APAM
Charles J. Daley, Jr.	N/A	Managing Director, Chief Financial Officer and Treasurer, Investment Adviser; Executive Vice President, Chief Financial Officer and Treasurer, APAM
James S. Hamman, Jr.	Vice President and Assistant Secretary	Associate Counsel and Vice President, Investment Adviser
Stephen W. Hlavach	Assistant Treasurer	Tax Director and Assistant Treasurer, Investment Adviser; Assistant Treasurer, APAM
Shannon K. Jagodinski	Assistant Treasurer	Senior Manager of Investment Accounting, Investment Adviser
Sarah A. Johnson	General Counsel, Vice President and Secretary	Managing Director, Vice President, Assistant Secretary, Chief Compliance Officer and Associate Counsel, Investment Adviser; Assistant Secretary, APAM; Vice President and Secretary, Distributors

F-1

Name	Position Held with the Corporation	Principal Occupation
Janet D. Olsen	N/A	Managing Director, Vice President and Secretary, Investment Adviser; Executive Vice President, Chief Legal Officer and Secretary, APAM; Vice President and Assistant Secretary, Distributors
Gregory K. Ramirez	Chief Financial Officer, Vice President and Treasurer	Managing Director, Vice President and Assistant Treasurer, Investment Adviser; Assistant Treasurer, APAM; Vice President, Treasurer and Chief Financial Officer, Distributors
Andrew A. Ziegler	Director (until November 12, 2013, the date of the Meeting)	Managing Director, Investment Adviser; Executive Chairman and Director, APAM; President, AIC

F-2

APPENDIX G

FUNDS ADVISED BY THE INVESTMENT ADVISER WITH SIMILAR INVESTMENT OBJECTIVES

The following table sets forth the subadvisory fee rate paid to the Investment Adviser and assets under the Investment Adviser’s management of each series of registered investment company with an investment objective similar to the investment objectives of the Funds for which such information is publicly available.

Fund	Subadvisory Fee Rate as a Percentage of Average Daily Net Assets (as of 12/31/12)	Net Assets (as of 12/31/12)
Wells Fargo Advantage Diversified International Fund	0.800% on the first $50 million 0.600% on the next $200 million 0.500% in excess of $250 million	$24,789,633
Wells Fargo Advantage International Growth Portfolio	0.800% on the first $50 million 0.600% on the next $200 million 0.500% in excess of $250 million	$109,075,392

G-1

APPENDIX H

GOVERNANCE AND NOMINATING COMMITTEE CHARTER

ARTISAN PARTNERS FUNDS, INC.

Governance and Nominating Committee Charter

(adopted by the Board of Directors on April 24, 2001,

as revised May 14, 2013)

The Governance and Nominating Committee (the “Committee”) shall consist of three or more independent board members. For purposes of this Charter, a board member shall be deemed to be independent if he or she is not an “interested person” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of Artisan Partners Funds, Inc. (“Artisan Funds” or the “Funds”). The Committee may also include one or more board members who are deemed to be “interested persons” of Artisan Funds pursuant to Section 2(a)(19)(A)(v) of the 1940 Act; provided, however, that only the independent directors who are members of the Committee shall select and nominate specific candidates for election as non-interested Directors as set forth below.

The Committee shall oversee the independence and effective functioning of the Board of Directors and shall endeavor to be informed about good practices for mutual fund boards. In fulfilling those objectives, the Committee shall:

•	Review and make recommendations regarding proposed changes to the Funds’ governing documents;

•

Oversee the Board’s process for evaluating the functioning of the Board, including, but not limited to, reviewing the frequency, format, structure, conduct and location of Board and committee meetings;

•	Make recommendations to the Board regarding committees of the Board and committee assignments, including periodically reviewing and making recommendations regarding this Charter;

•

Make recommendations to the Board regarding the general composition of the Board, and the independent directors who are members of the Committee shall select and nominate specific candidates for election as independent directors. If the Committee determines that one or more new independent directors should be added to the Board, the independent directors who are members of the Committee may consider candidates recommended by members of the Committee, candidates recommended by other members of the Board of Directors, candidates recommended by shareholders, or candidates recommended by the Funds’ management. The Committee shall develop a statement of the competencies and personal attributes required of a member of the Board or any committee to be used as a guideline for nomination of Board and committee members, including individuals submitted for consideration by shareholders;

•	Develop written procedures through which one or more shareholders of a Fund may submit or recommend names of potential candidates for nomination as a member of the Board;

•	Establish and periodically review an orientation process for new Board members;

•	Make recommendations for executive officers of the Funds for approval by the Board;

•	Make recommendations to the Board regarding the compensation of directors who are not affiliated with any investment adviser, administrator or principal underwriter of the Funds;

•	Conduct an annual review of the independence of independent legal counsel to the independent directors;

•	Review and determine the retirement policy applicable to independent directors;

•	Review any policies regarding director ownership of Fund shares; and

•	Review any policies regarding reimbursement of director travel expenses.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 12, 2013PROXY PROXY

777 EAST WISCONSIN AVENUE, GALLERIA CONFERENCE ROOM, MILWAUKEE, WISCONSIN 53202

The undersigned hereby appoint(s) Sarah A. Johnson, Gregory K. Ramirez and James S. Hamman, Jr., or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of the above referenced fund (the “Fund”) which the undersigned is entitled to vote at the combined special meeting of shareholders of the Fund (“Meeting”) to be held at 777 East Wisconsin Avenue, Galleria Conference Room, Milwaukee, Wisconsin 53202 on November 12, 2013 at 2:00 p.m. Central Time, and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED “FOR” PROPOSALS 1 and 2. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS.

Receipt of Notice of Meeting and Proxy Statement is hereby acknowledged.

CONTROL #: SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature(s) (Title(s), if applicable)

2013

Date

THERE ARE 4 EASY WAYS TO VOTE YOUR PROXY:

1. By Phone: Call Okapi Partners toll-free at: (877) 279-2311 to vote with a live proxy services representative. Representatives are available to take your vote or to answer any questions Monday through Friday 9:00 AM to 11:00 PM (EST) and Saturday 12:00 to 5:00 PM (EST).

OR

2. By Touchtone: Refer to your proxy card for the control number and call toll-free: (866) 520-7905 and follow the simple automated instructions.

OR

3. By Internet: Refer to your proxy card for the control number and go to: www.okapivote.com/Artisan and follow the simple on-screen instructions.

OR

4. By Mail: Sign, Date, and Return this proxy card using the enclosed postage-paid envelope.

If possible, please utilize option 1, 2 or 3 to ensure that your vote is received and registered in time for the meeting on November 12, 2013. a.

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE CONTINUED ON THE REVERSE SIDE

35838230_19 EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!

THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2A and 2B

You may vote on the proposals below as a group or individually. PLEASE USE ONLY ONE METHOD.

TO VOTE AS A GROUP: To vote all of the proposals in accordance with management’s FOR 1 and 2 recommendations, please check the box to the right. If this box is marked, this vote will override any individual votes marked below.

1. To elect the following individuals as Directors of Artisan Partners Funds, Inc.: FOR WITHHOLD

(1) David A. Erne [ ] [ ]

(2) Gail L. Hanson [ ] [ ]

(3) Thomas R. Hefty [ ] [ ]

(4) Patrick S. Pittard [ ] [ ]

(5) R. Scott Trumbull [ ] [ ]

(6) Eric R. Colson [ ] [ ]

FOR AGAINST ABSTAIN

2. To approve the amended and restated investment advisory agreement between Artisan Partners Limited

Partnership and Artisan Funds on behalf of the Fund. [ ] [ ] [ ]

You may have received more than one proxy card due to multiple investments in the Funds. PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE UPPER PORTION IN THE ENCLOSED ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 12, 2013

THE PROXY STATEMENT AND THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS FOR THIS MEETING

ARE AVAILABLE AT: WWW.OKAPIVOTE.COM/ARTISAN